UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-07888

Limited Term Tax-Exempt Bond Fund of America
(Exact Name of Registrant as specified in charter)

333 South Hope Street
Los Angeles, California 90071
(Address of principal executive offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: July 31

Date of reporting period: July 31, 2006

Kimberly S. Verdick
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(name and address of agent for service)

Copies to:
Michael Glazer
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 - Reports to Stockholders

[Logo - American Funds®]

The right choice for the long term®

Limited Term Tax-Exempt Bond Fund of America

[photo - gravel path winding through flower garden]

Diversification matters

Annual report for the year ended July 31, 2006

Limited Term Tax-Exempt Bond Fund of AmericaSM seeks current income exempt from federal income taxes, consistent with preservation of capital, through investments in tax-exempt securities with effective maturities or average lives not longer than 10 years.

This fund is one of the 29 American Funds. The organization ranks among the nation’s three largest mutual fund families. For nearly 75 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Contents
Letter to shareholders	1
The value of a long-term perspective	3
Diversification matters — feature report	4
Inside your fund’s summary investment portfolio	8
Financial statements	13
Trustees and officers	27
What makes American Funds different?	back cover

Figures shown are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For current information and month-end results, visit americanfunds.com. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended June 30, 2006 (the most recent calendar quarter):

	1 year	5 years	10 years
Class A shares

Reflecting 3.75% maximum sales charge	-3.10%	+2.84%	+4.12%

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on page 19 for details.

The fund’s 30-day yield for Class A shares as of August 31, 2006, calculated in accordance with the Securities and Exchange Commission formula, was 3.36%, which reflects a fee waiver (3.33% without the fee waiver). (For investors in the 35% tax bracket, this is equivalent to a taxable yield of 5.17%, which reflects the fee waiver — 5.12% without the fee waiver.) The fund’s distribution rate for Class A shares as of that date was 3.31% (3.28% without the fee waiver). Both reflect the 3.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

Results for other share classes can be found on page 26. Please see the inside back cover for important information about other share classes.

The return of principal in bond funds is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the fund. Income may be subject to state or local income taxes and/or federal alternative minimum taxes. Certain other income, as well as capital gain distributions, may be taxable. Please consult your tax adviser.

[photo - gravel path winding through flower garden]

Fellow shareholders:

Rising interest rates weakened bond prices and dampened returns over the past fiscal year. Nonetheless, Limited Term Tax-Exempt Bond Fund of America continued to deliver a steady stream of tax-exempt income. For the 12 months ended July 31, 2006, the fund’s monthly dividends totaled about 50 cents a share, which represents an income return of 3.32% for shareholders who reinvested dividends. To match this tax-free income return, a shareholder in the top federal tax bracket (35%) would have had to earn 5.11% from a taxable investment. Shareholders who took dividends in cash recorded an income return of 3.27%.

The fund’s total return for the fiscal year was 2.0%. This return combines the fund’s income return with any change in the fund’s share price for the year. The modest decline in bond prices lowered the fund’s share price 20 cents, or 1.3%, to $15.14 a share.

For the same period, the unmanaged Lehman Brothers (7-Year) Municipal Bond Index, which serves as a proxy for the intermediate investment-grade municipal bond market, returned 2.2%. (Index returns do not include fees or expenses.) In comparison, the Lipper Intermediate Municipal Debt Funds Average posted a 1.7% return. Results for longer time periods are shown in the table below.

Bond market overview

Bond market returns for the past year have been limited by rising interest rates and inflation concerns. During the year, the Federal Reserve continued to nudge short-term interest rates higher with steady increases to the federal funds target rate. Since June 2004, the Fed has lifted rates 17 times, a quarter point at each of its scheduled meetings, bringing this key overnight lending rate to 5.25% by the end of the fiscal year. These increases have had a direct impact on short-term bond yields and prices.

The outlook for bond yields is closely tied to developing inflation pressures. At the August meeting of the Federal Reserve, following the close of the fiscal year, the Fed elected not to raise the federal funds rate for the first time in two years, but cautioned the market that additional increases may be necessary if inflation continues to be a problem.

During the last half of the fiscal year, long-term bonds were affected by rising inflation measures. Though inflation remains moderate by historical standards, it has been inching higher in recent months, creating concern for investors and weighing on bond prices. Long-term bond prices are typically more sensitive to inflation pressures than short-term bond prices.

In the municipal market, yields rose across the maturity spectrum, with short-dated bonds posting the largest increases. Consequently, as the yield curve flattened, returns on short-term bonds were slightly lower than those of intermediate- and long-term debt. Overall, revenue bonds provided higher returns than did general obligation bonds, and lower-rated debt posted higher returns than did the highest rated bonds.

[Begin Sidebar]
	1 year	5 years	10 years	Lifetime*
Results at a glance

Annualized total returns for periods ended July 31, 2006, with dividends reinvested

Limited Term Tax-Exempt Bond Fund of America	+2.00%	+3.56%	+4.52%	+4.61%
Lehman Brothers (7-Year) Municipal Bond Index†	+2.15	+4.44	+5.29	+5.13
Lipper Intermediate Municipal Debt Funds Average	+1.72	+3.69	+4.63	+4.50

*Since 10/6/93.
† The index is unmanaged and does not reflect sales charges, commissions or expenses, and holds bonds with a longer average maturity than the fund.
[End Sidebar]

How the fund responded

While the Federal Reserve has been raising interest rates over the past two years, the portfolio counselors of Limited Term Tax-Exempt Bond Fund of America have pursued a defensive management strategy in order to better preserve shareholders’ net asset value. One aspect of this strategy involved implementing a shorter portfolio structure for the fund. While this strategy sometimes lessens return potential (as was the case this past year), it generally helps to promote portfolio stability during periods of rising rates and market volatility. With the bond market now anticipating an end to the Fed rate hikes over the near term, portfolio counselors began to gradually extend the fund’s maturity structure during the final months of this fiscal year.

Extensive research and careful bond selection are hallmarks of prudent investing that are also aspects of a defensive investment strategy. Research analysts and portfolio counselors evaluate each bond that goes into the portfolio for its long-term return potential and its ability to retain value under adverse market conditions. This may involve avoiding certain sectors or issues, from time to time, that have rallied recently or have valuations that are too high from a historical risk/reward perspective.

Limited Term Tax-Exempt Bond Fund of America offers a conservative approach to municipal bond investing and, consequently, limits bond selection to issues with an investment-grade rating at the time of purchase. The pie chart on page 8 provides a quality breakdown of the fund’s holdings at year-end. This mix varied little from the profile at the end of last year, with only a slight reduction in AAA-rated bonds and a modest increase in the A-rated category. Some of the increase is attributable to single-family and multi-family housing bonds, sectors of the municipal market where portfolio counselors found good values during the past year.

Our focus on long-term results

The fund’s portfolio counselors understand that safety and stability are as important to bond investors as the income they receive. These concerns are part of every investment decision they make and have helped the fund produce positive total returns for each of its fiscal years since inception.

Finally, we invite you to read our feature essay, “Diversification matters,” which begins on page 4. This essay discusses the importance of diversification in a municipal bond portfolio and the benefits available to shareholders through the professional management of bond fund holdings.

We thank you for the opportunity to discuss the fund and its results. We are pleased to be part of your investment plan and are dedicated to helping you reach your financial goals.

Cordially,

/s/ Paul G. Haaga, Jr.
Paul G. Haaga, Jr.
Vice Chairman

/s/ Brenda S. Ellerin
Brenda S. Ellerin
President

September 12, 2006

For current information about the fund, visit americanfunds.com.

[Begin Sidebar]
Tax-free yields vs. taxable yields

Find your estimated 2006 taxable income below to determine your federal tax rate,* then look in the right-hand column to see what you would have had to earn from a taxable investment to equal the fund’s 3.32%† tax-free distribution rate as of July 31, 2006. For example, investors in the highest federal tax bracket (35.0%) would need to receive a yield of 5.11% from a taxable investment in order to keep as much after taxes as they would from a tax-free investment that pays 3.32%.

If your taxable income is …
Single	Joint	Then your federal tax rate* is …	As of July 31,2006, the fund’s tax-exempt distribution rate of 3.32%† is equal to a taxable rate of …

$0 - 7,550	$0 - 15,100	10.0%	3.69%
7,551 - 30,650	15,101 - 61,300	15.0	3.91
30,651 - 74,200	61,301 - 123,700	25.0	4.43
74,201 - 154,800	123,701 - 188,450	28.0	4.61
154,801 - 336,550	188,451 - 336,550	33.0	4.96
Over 336,550	Over 336,550	35.0	5.11

*Based on 2006 federal tax rates. The federal rates do not include an adjustment for the loss of personal exemptions and the phase-out of itemized deductions that are applicable to certain taxable income levels.
† Distribution rate based on the average offering price for the month of July.
[End Sidebar]

The value of a long-term perspective

How a $10,000 investment has grown

There have always been reasons not to invest. If you look beyond the negative headlines, however, you will find that, despite occasional stumbles, financial markets have tended to reward investors over the long term. Active management — bolstered by experience and careful research — can add even more value. As the chart below shows, over its relatively short lifetime, Limited Term Tax-Exempt Bond Fund of America at net asset value has done better than the Lipper Intermediate Municipal Debt Funds Average.

The chart shows the periods since the fund’s inception on October 6, 1993, to July 31, 2006, with dividends reinvested.

Fund figures, unless otherwise indicated, reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment.1 Thus the net amount invested was $9,625.2

[begin mountain chart]

Date	The fund at maximum sales charge	The fund at net asset value (without sales charge)	Lehman Brothers (7-year) Municipal Bond Index[3]	Lipper Intermediate Municipal Debt Funds Average[4]
10/6/1993	$9,625	$10,000	$10,000	$10,000
10/31/1993	$9,787	$10,171	$10,026	$10,018
1/31/1994	$10,077	$10,472	$10,228	$10,230
4/30/1994	$9,670	$10,049	$9,810	$9,777
7/31/1994	$9,826	$10,211	$9,979	$9,960
10/31/1994	$9,713	$10,094	$9,836	$9,780
1/31/1995	$9,830	$10,215	$10,024	$9,994
4/30/1995	$10,152	$10,549	$10,384	$10,327
7/31/1995	$10,460	$10,870	$10,786	$10,625
10/31/1995	$10,711	$11,131	$11,051	$10,899
1/31/1996	$10,942	$11,371	$11,341	$11,183
4/30/1996	$10,877	$11,303	$11,171	$11,017
7/31/1996	$11,024	$11,456	$11,333	$11,191
10/31/1996	$11,250	$11,691	$11,565	$11,411
1/31/1997	$11,375	$11,821	$11,764	$11,564
4/30/1997	$11,440	$11,888	$11,768	$11,603
7/31/1997	$11,901	$12,367	$12,309	$12,108
10/31/1997	$12,003	$12,474	$12,424	$12,197
1/31/1998	$12,261	$12,741	$12,753	$12,512
4/30/1998	$12,255	$12,735	$12,691	$12,466
7/31/1998	$12,490	$12,979	$12,956	$12,704
10/31/1998	$12,783	$13,284	$13,342	$13,027
1/31/1999	$12,955	$13,463	$13,602	$13,250
4/30/1999	$12,940	$13,448	$13,553	$13,209
7/31/1999	$12,813	$13,315	$13,380	$12,999
10/31/1999	$12,738	$13,237	$13,343	$12,835
1/31/2000	$12,715	$13,214	$13,355	$12,826
4/30/2000	$12,874	$13,379	$13,548	$13,067
7/31/2000	$13,208	$13,726	$13,994	$13,438
10/31/2000	$13,435	$13,962	$14,254	$13,666
1/31/2001	$13,878	$14,422	$14,849	$14,172
4/30/2001	$13,995	$14,543	$14,844	$14,183
7/31/2001	$14,395	$14,959	$15,276	$14,591
10/31/2001	$14,681	$15,256	$15,659	$14,930
1/31/2002	$14,602	$15,174	$15,648	$14,877
4/30/2002	$14,782	$15,361	$15,888	$15,064
7/31/2002	$15,160	$15,754	$16,367	$15,490
10/31/2002	$15,295	$15,895	$16,641	$15,674
1/31/2003	$15,517	$16,125	$16,902	$15,857
4/30/2003	$15,799	$16,418	$17,257	$16,179
7/31/2003	$15,570	$16,180	$17,000	$15,930
10/31/2003	$16,030	$16,659	$17,597	$16,376
1/31/2004	$16,326	$16,966	$17,969	$16,678
4/30/2004	$16,133	$16,765	$17,660	$16,448
7/31/2004	$16,255	$16,892	$17,877	$16,634
10/31/2004	$16,644	$17,296	$18,414	$17,051
1/31/2005	$16,704	$17,359	$18,507	$17,148
4/30/2005	$16,725	$17,381	$18,569	$17,159
7/31/2005	$16,809	$17,468	$18,584	$17,243
10/31/2005	$16,807	$17,465	$18,533	$17,203
1/31/2006	$16,975	$17,640	$18,794	$17,428
4/30/2006	$16,979	$17,645	$18,751	$17,398
7/31/2006	$17,145	$17,817	$18,985	$17,580

1 As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
2 The maximum initial sales charge was 4.75% prior to January 10, 2000.
3 The index is unmanaged and includes reinvested distributions, but does not reflect sales charges, commissions or expenses.
4 Calculated by Lipper. The average does not reflect sales charges.
5 For the period October 6, 1993, to July 31, 1994.

Past results are not predictive of results in future periods. The results shown are before taxes on fund distributions and sale of fund shares.

[end mountain chart]

Average annual total returns based on a $1,000 investment (for periods ended 7/31/06)*

	1 year	5 years	10 years

Class A shares	-1.84%	+2.77%	+4.12%

*Assumes reinvestment of all distributions and payment of the maximum 3.75% sales charge.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on page 19 for details.

[photo - variety of flowers]

Diversification matters

“Strength in numbers” is a common expression that encapsulates the benefits of bond fund ownership. In this feature, we’ll take a closer look at some of those benefits in light of the diversification that Limited Term Tax-Exempt Bond Fund of America offers.

The fund’s broad portfolio currently consists of about 500 investment-grade, tax-exempt securities. This includes bonds and notes issued by the municipalities of more than 40 states, as well as a variety of short-term obligations. The fund’s holdings help finance investments in roads, schools, hospitals and other public projects.

All portfolio holdings must be investment grade at the time of purchase. Approximately 64% of the fund’s holdings are in the two highest bond rating categories — AAA and AA — providing shareholders with a very high-quality portfolio at this time. Additionally, no more than 20% of the bonds may be subject to the alternative minimum tax.

Shareholders, who own a proportionate share of each holding, enjoy the advantage of the lower risks associated with a broadly diversified fund. In terms of risk exposure, portfolio diversification can limit the effect of weaknesses that may develop with individual issues, such as downgrades in credit ratings or defaults. Diversification also helps to protect against contagion effects, which occur when an entire region or market sector falls from favor — a potential problem for portfolios that have too many similar securities. A mutual fund that invests in hundreds of securities can help lower an investor’s overall portfolio volatility more effectively than can a handful of individual bonds. This may be especially helpful for investors who are unable to hold bonds to maturity — for whatever unanticipated reason.

It is important to note that each of the fund’s holdings is selected for specific reasons — not merely to achieve a targeted level of diversification. To determine which bonds are suitable for the portfolio, the fund’s managers carefully examine the bond market as a whole and its component parts. This includes a review of state and regional economies, individual market sectors, the expected direction of interest rates and the credit profile of issuers. This careful assessment provides the range of information necessary to begin building a portfolio based on variety as well as individual issuer strength.

[photo - Brenda Ellerin]

[Begin Pull Quote]
“A bond fund can help balance an investor’s portfolio. Limited Term Tax-Exempt Bond Fund of America maintains a broad selection of bonds across varied sectors and geographic regions. Collectively, these investments represent a range of maturity dates and diverse sources of income. Investors looking for a municipal bond fund that has responded well to the markets and delivered a steady source of income should be pleased with this fund.”
— Brenda Ellerin, portfolio counselor
[End Pull Quote]

Stretching your investment dollars

Limited Term Tax-Exempt Bond Fund of America provides investors the opportunity to participate in sophisticated investments at an affordable price. Most individual investors would find it difficult and expensive to replicate the fund’s portfolio. Culling the most attractive bonds out of the available municipal universe involves a considerable research effort given the vast number of issuers and the relatively small size of each issue. In some cases, new bond issues aren’t available to retail investors, but are strictly limited to institutional purchasers. Bonds of this nature often contain more risks, which require comprehensive analysis to evaluate adequately. The appealing feature of such bonds is that they frequently possess greater total return potential than is typically available to retail investors. Even after a bond is selected for the portfolio, the fund’s portfolio counselors and analysts continue to monitor its risk profile in order to ensure that its expected return merits continued holding.

With a bond fund, an investor can buy a large selection of bonds more efficiently. Fund managers make purchases in much larger quantities than what’s feasible for most individuals, and as a result, they buy bonds at a lower overall cost per bond. Furthermore, most municipal bonds are typically sold in minimum denominations of $5,000. If an investor attempted to duplicate the diversification found in Limited Term Tax-Exempt Bond Fund of America, the total outlay would likely exceed $1,500,000. For as little as $250, fund shareholders achieve the same level of diversification.

Another of the fund’s benefits is the automatic reinvestment of its dividend and capital gain distributions. This means that fund shareholders can immediately begin to earn interest on reinvested dividends and capital gains, which can help their money grow faster over the long term.

[Begin Sidebar]
Individual bonds vs. bond funds

	Individual bonds	Bond funds

Professional management	Limited management	Active daily management

Expenses	Dealer’s profit built into price; no additional transaction fees	Annual fees; may include front- or back-end sales charges

Return of principal	Principal returned at maturity or when a bond is called	Return of principal is not guaranteed

Maturity date	Set maturity date	No set maturity date

Income	Typically fixed semiannual payments	Varied, monthly payments

Reinvestment options	No option	Automatic reinvestment at net asset value

Liquidity	Often inefficient pricing for bonds traded in secondary market; restrictions may apply	Investors may buy or redeem shares anytime at net asset value

Diversification	Limited diversification; requires the purchase of multiple bonds; greater exposure to risk	Built-in diversification; limits exposure to isolated negative events

Research capabilities	Limited research capabilities	Fund managers have access to vast, in-depth research

[End Sidebar]

[photo - Neil Langberg]

[Begin Pull Quote]
“It’s paramount that investors diversify their portfolios on many key levels. Based on an individual’s specific investment goals, the major asset classes should be balanced to effectively respond to market volatility, and to the varied phases of an investor’s life. What’s great about Limited Term Tax-Exempt Bond Fund of America is that it’s basically a microcosm of high-quality, tax-exempt securities, offering a bridge between lower yielding short-term securities and more volatile longer term bonds.”
— Neil Langberg, portfolio counselor
[End Pull Quote]

[photo - Karl Zeile]

[Begin Pull Quote]
“The fund has produced positive total returns for each of its fiscal years since inception. These results are indicative of an approach to municipal bond investing that embraces diversification to counter the ill effects of market volatility, while offering shareholders access to hundreds of unique investments without the cost associated with individual purchases. I believe all investors can find a place in their portfolios for a fund that has consistently delivered a stable stream of income fostered by a management style that encourages independent thinking.”
— Karl Zeile, portfolio counselor
[End Pull Quote]

[Begin Sidebar]

[photo - close up of flower growing in pot]

A history of income and protecting principal
Limited Term Tax-Exempt Bond Fund of America has demonstrated remarkable consistency over its 13-year life. The chart below shows the value of an initial investment ($100,000) at net asset value over five-year rolling periods with dividends taken in cash.

[begin bar chart]
Limited Term Tax-Exempt Bond Fund of America’s income and principal*

	Dividends	Remaining principal
1999	$23,618	$103,688
2000	22,861	100,980
2001	22,281	105,014
2002	20,957	103,313
2003	19,999	102,224
2004	19,549	104,856
2005	19,001	106,306
2006	17,388	100,398

*5-year rolling periods ending July 31 at NAV.
[end bar chart]
[End Sidebar]

Active management

The active management of Limited Term Tax-Exempt Bond Fund of America helps the fund meet its income objective while striving to preserve shareholder principal. The chart at left illustrates the fund’s success in achieving these goals. The fund’s investment adviser, Capital Research and Management Company, employs a unique method for managing investments — the multiple portfolio counselor system — which adds another dimension of diversification. Through this system, the fund’s assets are divided and managed independently by portfolio counselors and research analysts who invest according to each of their strongest convictions. These convictions, which may vary considerably, are shaped by market conditions and informed by the expertise that each counselor brings to the process. The fund currently has three counselors: Brenda Ellerin, with 16 years of investment experience; Neil Langberg, who has been in the business 27 years; and Karl Zeile, who has 14 years of industry experience.

[Begin Sidebar]

[photo - front of wheelbarrow]
A history of low volatility
Limited Term Tax-Exempt Bond Fund of America has a history of relatively low volatility, as measured by standard deviation. The table below compares the fund’s volatility to its benchmarks over its lifetime and for the most recent five-year period.

Lifetime* standard deviation

Limited Term Tax-Exempt Bond Fund of America	3.12
Lehman Brothers (7-Year) Municipal Bond Index	3.75
Lipper Intermediate Municipal Debt Funds Average	3.58

Standard deviation for five years ended July 31, 2006

Limited Term Tax-Exempt Bond Fund of America	3.47
Lehman Brothers (7-Year) Municipal Bond Index	4.25
Lipper Intermediate Municipal Debt Funds Average	3.81

*From 10/31/93 to 7/31/06.
Calculated by Lipper at NAV using annualized standard deviation (based on monthly returns), a measure of how returns over time have varied from the mean; a low number signifies lower volatility.
[End Sidebar]

The wide-ranging scope of the fund’s portfolio provides the counselors with a host of strategic possibilities. This means that the principal generated by maturing bonds can be quickly redirected where it is most advantageous: It can shorten or extend the average maturity of fund holdings and can access undervalued sectors of the market as they appear. In this manner, the portfolio becomes an active entity that evolves in response to economic or market changes. Such facility is not commonly available to individual bondholders, who often lack the diversity of holdings and the market knowledge to respond readily to shifts in the market.

Tools for income and stability

For many shareholders, two of the most appealing features of Limited Term Tax-Exempt Bond Fund of America have been its ability to deliver a steady stream of tax-free income and a relatively low level of volatility. The fund’s wide variety of holdings has been instrumental in supplying the income shareholders receive because our portfolio counselors have been able to access yield opportunities from different sectors of the market and regions of the country. As shown in the table above, the fund has also exhibited a lower level of volatility over its lifetime than either of its benchmarks. The fund’s limited investment focus with respect to average maturity has contributed significantly to lower volatility, but diversification and research have also played a role.

By investing in Limited Term Tax-Exempt Bond Fund of America, shareholders are able to access the tax advantages of municipal bonds and participate in a larger pool of benefits that are often unavailable to individual bondholders. While moderation is surely the key to prudent living, less is not always more. When it comes to prudent investing, diversification matters, and strength in numbers suggests that more may be better.

Summary investment portfolio, July 31, 2006

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings. For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

[begin pie chart]

Quality ratings*

Aaa/AAA	36.0%
Aa/AA	28.3
A/A	13.5
Baa/BBB	19.1
Ba/BB	0.7
Short-term securities & other assets less liabilities	2.4
*Bond ratings reflect those of a credit rating agency; if ratings are not available, they are assigned by the fund's research analysts.

[end pie chart]

	Principal	Market	Percent
	amount	value	of net
Bonds & notes - 97.60%	(000)	(000)	assets

Alaska - 1.78%
Northern Tobacco Securitization Corp., Tobacco Settlement Asset-backed Bonds, Series 2001, 5.375% 2021	$6,365	$6,467.64
Other securities		11,422	1.14
		17,889	1.78

California - 6.62%
Various Purpose G.O. Bonds 5.00% 2015	5,000	5,327.53
Pollution Control Fncg. Auth., AMT:
Solid Waste Disposal Rev. Bonds (Waste Management, Inc. Project), Series 2005-A, 4.70% 2025 (put 2012)	4,250	4,296
Solid Waste Disposal Rev. Bonds (Waste Management, Inc. Project), 5.00% 2038 (put 2013)	2,000	2,049
Solid Waste Disposal Rev. Ref. Bonds (USA Waste Services, Inc. Project), 5.10% 2018 (put 2008)	2,000	2,032.83
Tobacco Securitization Auth., Tobacco Settlement Asset-backed Bonds (San Diego County Tobacco Asset Securitization Corp.), Series 2001-A, 5.25% 2027 (preref. 2012)	4,105	4,412.44
Other securities		48,463	4.82
		66,579	6.62

Colorado - 2.31%
Denver Convention Center Hotel Auth., Rev. Bonds, Series 2003-A, XLCA insured, 5.00% 2012	4,000	4,244.42
Other securities		19,026	1.89
		23,270	2.31

Connecticut - 1.06%
Other securities		10,649	1.06

District of Columbia - 1.10%
Other securities		11,028	1.10

Florida - 3.96%
City of Coral Gables, Health Facs. Auth., Hospital Rev. Bonds (Baptist Health South Florida Obligated Group), Series 2004, FSA insured, 5.00% 2034 (put 2014)	4,000	4,225.42
Escambia County Health Facs. Auth., Rev. Bonds (Ascension Health Credit Group), 5.25% 2012	1,535	1,629.16
Palm Beach County, Public Improvement Rev. Ref. Bonds (Convention Center Project), Series 2004, FGIC insured, 5.00% 2030 (put 2011)	4,650	4,860.49
Other securities		29,069	2.89
		39,783	3.96

Idaho - 0.52%
Other securities		5,200.52

Illinois - 5.24%
Educational Facs. Auth., Rev. Bonds (Field Museum of Natural History), Series 2002, 4.05% 2036 (put 2011)	4,000	3,956.39
Other securities		48,772	4.85
		52,728	5.24

Indiana - 2.17%
Health Fac. Fncg. Auth.:
Rev. Bonds (Ascension Health Credit Group), 5.50% 2011	1,640	1,752
Hospital Rev. Bonds (Charity Obligated Group), 5.50% 2008-2011	3,000	3,138.49
Other securities		16,885	1.68
		21,775	2.17

Kentucky - 0.51%
Other securities		5,117.51

Maryland - 1.01%
Other securities		10,192	1.01

Massachusetts - 2.35%
Massachusetts Bay Transportation Auth., Sales Tax Bonds, Series 2004-C, 5.25% 2014	5,000	5,436.54
Other securities		18,190	1.81
		23,626	2.35

Michigan - 4.78%
Hospital Fin. Auth., Rev. Bonds (Ascension Health Credit Group), Series 1999-B-3, 5.30% 2033 (put 2006)	5,000	5,024.50
Kent Hospital Fin. Auth., Rev. and Ref. Bonds (Spectrum Health), Series 2005-B, 5.00% 2011	4,000	4,179.42
Strategic Fund, AMT:
Limited Obligation Rev. Ref. Bonds (Dow Chemical Co. Project), Series 2003-A, 5.50% 2028 (put 2013)	3,500	3,729.37
Solid Waste Disposal Limited Obligation Rev. Ref. Bonds (Waste Management, Inc. Project), 3.00%-4.625% 2012-2013	5,000	4,983.49
Other securities		30,216	3.00
		48,131	4.78

Minnesota - 1.06%
Housing Fin. Agcy., Residential Housing Fin. Bonds, Series 2006-I, AMT, 5.75% 2038	4,000	4,260.42
Minneapolis-St. Paul Metropolitan Airports Commission, Airport Rev. Bonds, Series 2005-B, AMT, AMBAC insured, 5.00% 2015	5,000	5,290.53
Other securities		1,094.11
		10,644	1.06

Missouri - 1.02%
Health and Educational Facs. Auth., Rev. Bonds (SSM Health Care), Series 2002-A, 5.00% 2011	5,255	5,469.54
Other securities		4,832.48
		10,301	1.02

Montana - 0.90%
City of Forsyth, Pollution Control Rev. Ref. Bonds (Avista Corp. Colstrip Project), Series 1999-B, AMT, AMBAC insured, 5.125% 2034 (put 2008)	6,825	6,958.69
Other securities		2,107.21
		9,065.90

Nebraska - 0.72%
Other securities		7,282.72

Nevada - 1.63%
Other securities		16,423	1.63

New Jersey - 5.44%
Certs. of Part. 5.00% 2010-2015	11,000	11,484	1.14
Health Care Facs. Fncg. Auth., Rev. and Ref. Bonds (Saint Clare's Hospital Inc. Issue), Series 2004-B, MBIA insured, 5.25% 2013	4,315	4,647.46
Tobacco Settlement Fncg. Corp., Tobacco Settlement Asset-backed Bonds:
Series 2003, 6.125% 2024	9,545	10,225
4.375% 2019	645	642	1.08
Transit Corp., Certs. of Part., Series 2003-A, AMBAC insured, 5.25% 2014	8,000	8,634.86
Transportation Trust Fund Auth., Transportation System Bonds, Series 2004-B, FGIC insured, 5.25% 2013	4,410	4,758.47
Other securities		14,345	1.43
		54,735	5.44

New York - 7.06%
Dormitory Auth., Third General Resolution Rev. Bonds (State University Educational Facs. Issue), Series 2002-B, 5.25% 2023 (put 2012)	12,625	13,391	1.33
New York City Transitional Fin. Auth., Future Tax Secured Ref. Bonds, Series 2003-A, 5.50%/14.00% 2026 (1)	5,000	5,365.53
Urban Dev. Corp., Correctional and Youth Facs. Service Contract Rev. Bonds (Empire State Dev. Corp.), Series 2002-A, 5.00% 2017 (put 2011)	4,000	4,164.41
Other securities		48,134	4.79
		71,054	7.06

North Carolina - 3.76%
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, 5.375-7.00% 2007-2016	13,655	14,235	1.41
Municipal Power Agcy. No. 1, Catawba Electric Rev. Bonds, 5.125%-6.625% 2009-2013	14,660	15,561	1.55
Other securities		8,042.80
		37,838	3.76

Ohio - 2.75%
County of Lorain, Catholic Healthcare Partners:
Hospital Facs. Rev. Bonds 5.00%-5.50% 2010-2012	6,135	6,509
Hospital Facs. Rev. Ref. And Improvement Bonds 5.25% 2009-2010	3,445	3,597	1.00
Other securities		17,548	1.75
		27,654	2.75

Pennsylvania - 1.32%
Harrisburg Auth., Dauphin County, Recovery Fac. Rev. Bonds, Series D, Subseries D-2, FSA insured, 5.00% 2033 (put 2013)	6,500	6,870.68
Other securities		6,450.64
		13,320	1.32

Puerto Rico - 1.45%
Public Fin. Corp., Commonwealth Appropriation Bonds, Series 2004-A, 5.75% 2027 (put 2012)	6,000	6,396.64
Other securities		8,145.81
		14,541	1.45

Rhode Island - 1.00%
Other securities		10,003	1.00

South Carolina - 0.79%
Georgetown County, Pollution Control Rev. Ref. Bonds (International Paper Co. Projects), Series 1999-A, 5.125% 2012	5,500	5,648.56
Other securities		2,335.23
		7,983.79

Tennessee - 3.36%
Memphis-Shelby County Airport Auth., Special Facs. Rev. Ref. Bonds (Federal Express Corp.), Series 2001, 5.00% 2009	5,050	5,160.51
Tennessee Energy Acquisition Corp., Gas Project Rev. Bonds, Series 2006-A:
5.00% 2014	5,000	5,272
5.00% 2015	10,000	10,574	1.58
Other securities		12,818	1.27
		33,824	3.36

Texas - 16.54%
City of Dallas (Dallas, Denton, Collin and Rockwall Counties), G.O. Bonds, Series 2005, 5.00% 2014	5,090	5,432.54
G.O. Bonds (Veterans' Housing Assistance Program), Fund II Series 2001-A-1, AMT, 4.85% 2014	8,705	8,894.88
Harris County, Tax and Rev. Ref. Bonds, Series 2004-B, FSA insured, 5.00% 2032 (put 2012)	9,250	9,713.96
Pollution Control Rev. Ref. Bonds (TXU Electric Co. Project):
Brazos River Auth., Series 2001-C, AMT, 5.75% 2036 (put 2011)	4,550	4,798
Sabine River Auth.:
Series 2001-B, AMT, 5.75% 2030 (put 2011)	4,675	4,946
5.50% 2022 (put 2011)	2,000	2,115	1.18
Sam Rayburn Municipal Power Agcy., Power Supply System Rev. Ref. Bonds:
Series 2002-A, 5.50% 2010	4,740	4,937
Series 2002-B, RADIAN insured, 5.00% 2009	5,200	5,346	1.02
City of San Antonio:
Electric and Gas Systems Rev. Ref. Bonds:
New Series 2002, 5.25% 2011	4,500	4,758
New Series 2002, 5.375% 2015	5,480	5,995
New Series 2003-A, 5.25%-5.30% 2011-2014	4,055	4,257	1.49
General Improvement and Ref. Bonds, Series 2005, 5.25% 2015	7,000	7,595
General Improvement Forward Ref. Bonds, 5.00% 2009-2011	4,940	5,146	1.27
Hotel Occupancy Tax Rev. Ref. Bonds, Series 2004-B, AMBAC insured, 5.00% 2034 (put 2008)	4,000	4,089.41
Transportation Commission, G.O. Bonds, Series 2005-A, 5.00% 2013	4,250	4,515.45
Waco Health Facs. Dev. Corp., Rev. Ref. Bonds (Hillcrest Health System), Series 2003, MBIA insured, 5.00% 2011	3,715	3,886.39
Other securities		79,985	7.95
		166,407	16.54

Virginia - 1.71%
Industrial Dev. Auth. of the County of Charles City, Tax-Exempt Solid Waste Disposal Rev. Bonds (Waste Management, Inc.), AMT, 6.25% 2027 (put 2012)	2,000	2,180.22
Fairfax County Econ. Dev. Auth., Resource Recovery Rev. Ref. Bonds, Series A, AMT, AMBAC insured, 6.10% 2011	5,000	5,404.54
Other securities		9,605.95
		17,189	1.71

Washington - 4.85%
Various Purpose G.O. Ref. Bonds, Series R-2006-A, AMBAC insured, 5.00% 2015	5,000	5,362.53
Public Power Supply System, Rev. Ref. Bonds (Nuclear Project No. 2), Series 1998-A, 5.00% 2012	4,000	4,154.41
Other securities		39,315	3.91
		48,831	4.85

Wisconsin - 3.71%
City of Franklin (Waste Management of Wisconsin, Inc. Project), AMT:
Regional Solid Waste Fin. Commission, Demand Solid Waste Disposal Rev. Bonds, Series 2003-A, 4.95% 2016	8,000	8,082
Solid Waste Disposal Rev. Bonds, 4.95% 2016	1,000	1,009.90
G.O. Bonds, Series 2003-C, 5.25% 2014	7,770	8,407.84
Other securities		19,866	1.97
		37,364	3.71

Other states & U.S. territories - 3.91%
Virgin Islands, Public Fin. Auth., Rev. and Ref. Bonds (Matching Fund Loan Notes), Series 1998-A, 5.20% 2010	4,765	4,909.49
Other securities		34,369	3.42
		39,278	3.91

Multi-State - 1.21%
MuniMae TE Bond Subsidiary, LLC, AMT(2):
Series A-3, 4.95% cumulative preferred (undated)	6,000	6,058
4.90%-6.875% (undated)	4,000	4,106	1.01
Other securities	2,000	2,019.20
		12,183	1.21

Total bonds & notes (cost: $981,992,000)		981,886	97.60

	Principal	Market	Percent
	amount	value	of net
Short-term securities - 1.62%	(000)	(000)	assets

State of Nebraska, Hospital Auth. No. 1 of Lancaster County, Health Facs. Rev. Bonds (Immanuel Health Systems - Williamsburg Project), Series 2000-A, 3.67% 2030 (3) (4)	$4,200	$4,200.42
Other securities		12,070	1.20

Total short-term securities (cost: $16,270,000)		16,270	1.62

Total investment securities (cost: $998,262,000)		998,156	99.22
Other assets less liabilities		7,873.78

Net assets		$1,006,029	100.00%

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Step bond; coupon rate will increase at a later date.
(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those in "Other securities" in the summary investment portfolio, was $18,758,000, which represented 1.86% of the net assets of the fund.

(3) Coupon rate may change periodically; the date of the next scheduled coupon rate change is considered to be the maturity date.
(4) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

See Notes to Financial Statements

Key to abbreviations

Agcy. = Agency
AMT = Alternative Minimum Tax
Auth. = Authority
Certs. of Part. = Certificates of Participation
Dept. = Department
Dev. = Development
Dist. = District
Econ. = Economic
Fac. = Facility
Facs. = Facilities
Fin. = Finance
Fncg. = Financing
G.O. = General Obligation
Preref. = Prerefunded
Redev. = Redevelopment
Ref. = Refunding
Rev. = Revenue
TECP = Tax-Exempt Commercial Paper

Financial statements

Statement of assets and liabilities
at July 31, 2006	(dollars and shares in thousands, except per-share amounts)

Assets:

Investment securities at market (cost: $998,262)			$998,156
Cash			53
Receivables for:
Sales of investments		11,280
Sales of fund's shares		2,782
Interest		11,568	25,630
			1,023,839
Liabilities:
Payables for:
Purchases of investments		13,413
Repurchases of fund's shares		2,782
Dividends on fund's shares		785
Investment advisory services		236
Services provided by affiliates		441
Deferred trustees' compensation		100
Other fees and expenses		53	17,810
Net assets at July 31, 2006			$1,006,029

Net assets consist of:
Capital paid in on shares of beneficial interest			$1,009,602
Undistributed net investment income			85
Accumulated net realized loss			(3,552)
Net unrealized depreciation			(106)
Net assets at July 31, 2006			$1,006,029

Shares of beneficial interest issued and outstanding - unlimited shares authorized (66,456 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share*

Class A	$799,639	52,823	$15.14
Class B	41,185	2,720	15.14
Class C	77,476	5,118	15.14
Class F	46,389	3,064	15.14
Class R-5	41,340	2,731	15.14
* Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $15.73.

See Notes to Financial Statements

Statement of operations
for the year ended July 31, 2006
Investment income:
Income:		(dollars in thousands)
Interest			$41,517

Fees and expenses:*
Investment advisory services		3,192
Distribution services		3,954
Transfer agent services		185
Administrative services		149
Reports to shareholders		70
Registration statement and prospectus		103
Postage, stationery and supplies		23
Trustees' compensation		52
Auditing and legal		71
Custodian		5
Federal and state income taxes		5
Other state and local taxes		12
Other		65
Total fees and expenses before waiver		7,886
Less waiver of fees and expenses:
Investment advisory services		319
Total fees and expenses after waiver			7,567
Net investment income			33,950

Net realized gain and unrealized depreciation on investments:
Net realized gain on investments			243

Net unrealized depreciation on investments			(14,822)

Net realized gain and unrealized depreciation on investments			(14,579)

Net increase in net assets resulting from operations			$19,371

* Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets		(dollars in thousands)

		Year ended July 31
		2006	2005
Operations:
Net investment income		$33,950	$34,327

Net realized gain on investments		243	1,273

Net unrealized depreciation on investments		(14,822)	(1,396)

Net increase in net assets resulting from operations		19,371	34,204

Dividends paid or accrued to shareholders from net investment income		(33,928)	(34,263)

Capital share transactions		(74,109)	59,391

Total (decrease) increase in net assets		(88,666)	59,332

Net assets:
Beginning of year		1,094,695	1,035,363

End of year (including undistributed net investment income:
$85 and $287, respectively)		$1,006,029	$1,094,695

See Notes to Financial Statements

Notes to financial statements

1.	Organization and significant accounting policies

Organization - Limited Term Tax-Exempt Bond Fund of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide you with a current income exempt from federal income taxes, consistent with preservation of capital, through investments in tax-exempt securities with effective maturities or average lives not longer than 10 years.

The fund offers five share classes consisting of four retail share classes and one retirement plan share class. The retirement plan share class (R-5) is sold without any sales charges and does not carry any conversion rights. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Class A	Up to 3.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Class B	None	Declines from 5% to 0% for redemptions within six years of purchase	Class B converts to Class A after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F after 10 years
Class F	None	None	None
Class R-5	None	None	None

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation -Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Some securities may be valued based on their effective maturity or average life, which may be shorter than the stated maturity. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available or are considered unreliable are fair valued as determined in good faith under procedures adopted by authority of the fund's board of trustees. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations - Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders -Dividends paid to shareholders are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

2. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net income and net capital gains each year. The fund is not subject to income taxes to the extent taxable income and net capital gains are distributed. Therefore, no federal income tax provision is required. Generally, income earned by the fund is exempt from federal income taxes; however, the fund may earn taxable income from certain investments.

Distributions - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as short-term capital gains and losses; net capital losses; and amortization of market discounts. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended July 31, 2006, the fund reclassified $69,000 from undistributed net investment income to accumulated net realized loss and $155,000 from undistributed net investment income to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of July 31, 2006, the components of distributable earnings, unrealized appreciation (depreciation) and cost of investments on a tax basis were as follows:
                                               (dollars in thousands)

Undistributed tax-exempt income		$825
Capital loss carryforwards*:
Expiring 2011	(2,914)
Expiring 2012	(638)	(3,552)
Gross unrealized appreciation on investment securities		8,002
Gross unrealized depreciation on investment securities		(7,962)
Net unrealized appreciation on investment securities		40
Cost of investment securities		998,116
* Reflects the utilization of capital loss carryforwards of $312,000. The capital loss carryforwards will be used to offset any capital gains realized by the fund in future years through expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain.

Tax-exempt income distributions paid or accrued to shareholders were as follows (dollars in thousands):

	Year ended July 31
Share class	2006	2005
Class A	$27,578	$27,357
Class B	1,192	1,348
Class C	2,288	2,610
Class F	1,329	1,182
Class R-5	1,541	1,766
Total	$33,928	$34,263

3. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company SM ("AFS"), the fund’s transfer agent, and American Funds Distributors, Inc.SM ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.30% on the first $60 million of daily net assets and decreasing to 0.15% on such assets in excess of $1 billion. The agreement also provides for monthly fees, accrued daily, of 3.00% on the first $3,333,333 of the fund's monthly gross income and 2.50% on such income in excess of $3,333,333. CRMC is currently waiving 10% of investment advisory services fees. During the year ended July 31, 2006, total investment advisory services fees waived by CRMC were $319,000. As a result, the fee shown on the accompanying financial statements of $3,192,000, which was equivalent to an annualized rate of 0.302%, was reduced to $2,873,000, or 0.272% of average daily net assets.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A, the board of trustees has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. This class reimburses AFD for amounts billed within the prior 15 months, but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of July 31, 2006, unreimbursed expenses subject to reimbursement totaled $1,289,000 for Class A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class B	1.00	1.00
Class C	1.00	1.00
Class F	0.25	0.50

Transfer agent services - The fund has a transfer agent agreement with AFS for Class A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Class A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services.

Expenses under the agreements described above for the year ended July 31, 2006, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services
Class A	$2,513	$173	Not applicable	Not applicable
Class B	456	12	Not applicable	Not applicable
Class C	884	Included in administrative services	$66	$8
Class F	101		26	4
Class R-5	Not applicable		44	1
Total	$3,954	$185	$136	$13

Deferred trustees’ compensation - Since the adoption of the deferred compensation plan in 1994, trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $52,000, shown on the accompanying financial statements, includes $40,000 in current fees (either paid in cash or deferred) and a net increase of $12,000 in the value of the deferred amounts.

Affiliated officers and trustees - Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the fund.

4. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales*		Reinvestments of dividends		Repurchases*		Net (decrease) increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended July 31, 2006
Class A	$198,195	13,018	$21,215	1,395	$(265,476)	(17,458)	$(46,066)	(3,045)
Class B	1,489	98	875	57	(11,015)	(724)	(8,651)	(569)
Class C	11,915	782	1,782	117	(34,653)	(2,278)	(20,956)	(1,379)
Class F	26,590	1,751	977	64	(20,276)	(1,333)	7,291	482
Class R-5	8,483	560	759	50	(14,969)	(985)	(5,727)	(375)
Total net increase
(decrease)	$246,672	16,209	$25,608	1,683	$(346,389)	(22,778)	$(74,109)	(4,886)

Year ended July 31, 2005
Class A	$245,921	15,908	$21,168	1,371	$(203,111)	(13,151)	$63,978	4,128
Class B	5,192	336	938	60	(7,850)	(508)	(1,720)	(112)
Class C	21,921	1,418	1,911	124	(31,723)	(2,054)	(7,891)	(512)
Class F	18,028	1,166	890	57	(11,956)	(774)	6,962	449
Class R-5	14,312	926	887	58	(17,137)	(1,113)	(1,938)	(129)
Total net increase
(decrease)	$305,374	19,754	$25,794	1,670	$(271,777)	(17,600)	$59,391	3,824

* Includes exchanges between share classes of the fund.

5. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities, of $256,251,000 and $312,305,000, respectively, during the year ended July 31, 2006

Financial highlights(1)

		Income from investment operations(2)
	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return (3)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers	Ratio of expenses to average net assets after waivers (4)	Ratio of net income to average net assets
Class A:
Year ended 7/31/2006	$15.34	$.50	$(.20)	$.30	$(.50)	$15.14	2.00%	$800.66%		.63%	3.30%
Year ended 7/31/2005	15.33	.51	.01	.52	(.51)	15.34	3.40	857.66		.64	3.29
Year ended 7/31/2004	15.17	.51	.16	.67	(.51)	15.33	4.40	793.68		.66	3.27
Year ended 7/31/2003	15.28	.52	(.11)	.41	(.52)	15.17	2.71	738.71		.66	3.37
Year ended 7/31/2002	15.08	.58	.20	.78	(.58)	15.28	5.32	497.75		.70	3.86
Class B:
Year ended 7/31/2006	15.34	.40	(.20)	.20	(.40)	15.14	1.30	41	1.37	1.33	2.59
Year ended 7/31/2005	15.33	.40	.01	.41	(.40)	15.34	2.69	50	1.37	1.35	2.59
Year ended 7/31/2004	15.17	.40	.16	.56	(.40)	15.33	3.69	52	1.38	1.37	2.57
Year ended 7/31/2003	15.28	.42	(.11)	.31	(.42)	15.17	1.98	51	1.40	1.35	2.63
Year ended 7/31/2002	15.08	.47	.20	.67	(.47)	15.28	4.52	17	1.45	1.40	3.06
Class C:
Year ended 7/31/2006	15.34	.39	(.20)	.19	(.39)	15.14	1.25	78	1.41	1.38	2.55
Year ended 7/31/2005	15.33	.38	.01	.39	(.38)	15.34	2.57	100	1.49	1.47	2.46
Year ended 7/31/2004	15.17	.38	.16	.54	(.38)	15.33	3.55	107	1.51	1.50	2.43
Year ended 7/31/2003	15.28	.40	(.11)	.29	(.40)	15.17	1.86	106	1.54	1.49	2.51
Year ended 7/31/2002	15.08	.45	.20	.65	(.45)	15.28	4.38	49	1.58	1.52	2.92
Class F:
Year ended 7/31/2006	15.34	.50	(.20)	.30	(.50)	15.14	2.00	46.66		.63	3.29
Year ended 7/31/2005	15.33	.50	.01	.51	(.50)	15.34	3.32	40.74		.72	3.20
Year ended 7/31/2004	15.17	.49	.16	.65	(.49)	15.33	4.32	33.76		.75	3.17
Year ended 7/31/2003	15.28	.51	(.11)	.40	(.51)	15.17	2.61	29.79		.74	3.27
Year ended 7/31/2002	15.08	.55	.20	.75	(.55)	15.28	5.11	13.87		.82	3.69
Class R-5:
Year ended 7/31/2006	15.34	.53	(.20)	.33	(.53)	15.14	2.22	41.44		.41	3.52
Year ended 7/31/2005	15.33	.54	.01	.55	(.54)	15.34	3.63	48.44		.42	3.51
Year ended 7/31/2004	15.17	.54	.16	.70	(.54)	15.33	4.63	50.46		.44	3.49
Year ended 7/31/2003	15.28	.56	(.11)	.45	(.56)	15.17	2.93	40.49		.44	3.61
Period from 7/15/2002 to 7/31/2002	15.27	.02	.01	.03	(.02)	15.28	.23	27.02		.02	.16

	Year ended July 31
	2006	2005	2004	2003	2002

Portfolio turnover rate for all classes of shares	25%	12%	10%	10%	9%

(1) Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) The ratios in this column reflect the impact, if any, of certain waivers from CRMC. During the periods shown, CRMC reduced fees for investment advisory services for all share classes.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Limited Term Tax-Exempt Bond Fund of America:

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Limited Term Tax-Exempt Bond Fund of America (the "Fund") at July 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at July 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
September 8, 2006

Tax information                                                                                          unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amount for the fund’s fiscal year ended July 31, 2006:

Exempt interest dividends   100%

Individual shareholders should refer to their Form 1099-DIV or other tax information, which will be mailed in January 2007, to determine the calendar year amounts to be included on their 2006 tax returns. Shareholders should consult their tax advisers.

Expense example                                                                                                                           unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2006, through July 31, 2006).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2/1/2006	Ending account value 7/31/2006	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,010.02	$3.14	.63%
Class A -- assumed 5% return	1,000.00	1,021.67	3.16	.63
Class B -- actual return	1,000.00	1,006.55	6.67	1.34
Class B -- assumed 5% return	1,000.00	1,018.15	6.71	1.34
Class C -- actual return	1,000.00	1,006.28	6.91	1.39
Class C -- assumed 5% return	1,000.00	1,017.90	6.95	1.39
Class F -- actual return	1,000.00	1,009.99	3.14	.63
Class F -- assumed 5% return	1,000.00	1,021.67	3.16	.63
Class R-5 -- actual return	1,000.00	1,011.09	2.04	.41
Class R-5 -- assumed 5% return	1,000.00	1,022.76	2.06	.41

* Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (181), and divided by 365 (to reflect the one-half year period).

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through May 31, 2007. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The information, material facts and conclusions that formed the basis for the committee’s recommendation and the board’s subsequent approval are described below.

1. Information reviewed

Materials reviewed — During the course of each year, board members review a wide variety of materials relating to the services provided by CRMC, including reports on the fund’s investment results, portfolio composition, portfolio trading practices, shareholder services and other information relating to the nature, extent and quality of services provided by CRMC to the fund. In addition, the committee requests and reviews supplementary information that includes extensive materials regarding the fund’s investment results, advisory fee and expense comparisons, financial and profitability information regarding CRMC, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to the fund.

Review process — The committee received assistance and advice regarding legal and industry standards from independent counsel to the board. The committee discussed the approval of the agreement with CRMC representatives and in a private session with counsel at which no representatives of CRMC were present. In deciding to recommend approval of the agreement, the committee did not identify any single issue or particular piece of information that, in isolation, was the controlling factor. This summary describes the most important, but not all, of the factors considered by the board and the committee.

2. Nature, extent and quality of services

CRMC, its personnel and its resources — The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The board and the committee also considered that CRMC made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, investment results and portfolio accounting. They considered CRMC’s commitment to investing in information technology supporting investment management and compliance. They further considered CRMC’s continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems. The board and the committee also considered the benefits to fund shareholders from investing in a fund that is part of a large family of funds offering a variety of investment objectives.

Other services — The board and the committee considered CRMC’s policies, procedures and systems designed to comply with applicable laws and regulations and its commitment to compliance; its efforts to keep the board members informed; and its attention to matters that may involve potential conflicts of interest with the fund. The board and the committee also considered the nature, extent, quality and cost of administrative, distribution and shareholder services provided by CRMC to the fund under the agreement and other agreements, including the information technology, legal, and fund accounting and treasury functions.

3. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing current income that is exempt from regular federal income tax, consistent with its stated maturity and quality standards and preservation of capital. They compared the fund’s total returns with the total returns of the Lipper Intermediate Municipal Debt Funds Index (the Lipper category that includes the fund), the averages of the funds included in the index each year, and the Lehman Brothers 7-Year Municipal Bond Index (another relevant index given the composition of the fund’s investment portfolio). The board and the committee noted that for the three-, five- and 10-year periods ended December 31, 2005, the fund’s investment results approximated the Lipper Intermediate Municipal Debt Funds Index and the funds averages, and slightly lagged those of the Lehman bond index. The board and the committee further noted that the fund’s relative performance was affected by its goal of preserving capital and its relatively short maturity standard (average effective maturities between three and 10 years) compared to other funds in its peer group.

4. Advisory fees and total expenses

The board and the committee reviewed the advisory fees and total expenses of the fund (each as a percentage of average net assets) and compared such amounts with the median fee and expense levels of all other funds currently in the Lipper Intermediate Municipal Debt Funds Index and the funds included in the index for the 10-year period ended July 31, 2005. The board and the committee observed that the fund’s advisory fees (as a percentage of average net assets) were well below the median fee levels of the other funds for the entire period; that the fund’s expense level (excluding 12b-1 fees and other distribution expenses) as of July 31, 2005 was well below the median for the other funds in the index; and that the fund’s total expense level had decreased steadily over the past four years and as of July 31, 2005 was slightly below the average for the other funds in the index. The board and the committee also noted that the 5% advisory fee waiver that CRMC put into effect in September 2004 was increased to 10% on April 1, 2005.

The board and the committee also reviewed information regarding the advisory fees paid by institutional clients of an affiliate of CRMC with similar investment mandates. They noted that, although the fees paid by those clients generally were lower than those paid by the American Funds, these differences reflected the significant investment, operational and regulatory differences between advising mutual funds and institutional clients.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, as well as the resulting level of profits to CRMC, comparing those to the reported results of several large, publicly held investment management companies. The committee also received information during the past year regarding the structure and manner in which CRMC’s investment professionals were compensated and CRMC’s view of the relationship of such compensation to the attraction and retention of quality personnel. The board and the committee considered CRMC’s willingness to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements. They further considered that breakpoint discounts in the fund’s advisory fee structure reduce the level of fees charged by CRMC to the fund as fund assets increase. They also considered the impact of the current 10% advisory fee waiver.

6. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers.

7. Conclusions

Based on their review, including their consideration of each of the factors referred to above, the board and the committee concluded that the agreement is fair and reasonable to the fund and its shareholders, that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund, that each of the factors discussed above supported approval of the agreement, and that approval of the agreement was in the best interests of the fund and its shareholders.

Other share class results                                                                                   unaudited

Class B, Class C and Class F

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended June 30, 2006 (the most recent calendar quarter):

			Life
	1 year	5 years	of class
Class B shares— first sold 3/15/00
Reflecting applicable contingent deferred sales
charge (CDSC), maximum of 5%, payable only
if shares are sold within six years of purchase	-4.90%	+2.52%	+3.82%
Not reflecting CDSC	-0.03%	+2.88%	+3.82%

Class C shares— first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	-1.05%	+2.77%	+2.81%
Not reflecting CDSC	-0.08%	+2.77%	+2.81%

Class F shares*— first sold 3/15/01
Not reflecting annual asset-based fee charged
by sponsoring firm	+0.66%	+3.51%	+3.55%

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on page 19 for details.

*These shares are sold without any initial or contingent deferred sales charge.

Board of trustees

“Non-interested” trustees

Name and age	Year first elected a trustee of the fund[1]	Principal occupation(s) during past five years

Ambassador Richard G. Capen, Jr., 72	1999	Corporate director and author; former U.S. Ambassador to Spain; former Vice Chairman, Knight-Ridder, Inc. (communications company); former Chairman and Publisher, The Miami Herald

H. Frederick Christie, 73	1993	Private investor; former President and CEO, The Mission Group (non-utility holding company, subsidiary of Southern California Edison Company)

Diane C. Creel, 57	1994	Chairman of the Board, President and CEO, Ecovation, Inc. (organic waste management); former President and CEO, The Earth Technology Corporation (international consulting engineering)

Martin Fenton, 71 Chairman of the Board (Independent and Non-Executive)	1993	Chairman of the Board, Senior Resource Group LLC (development and management of senior living communities)

Leonard R. Fuller, 60	1994	President and CEO, Fuller Consulting (financial management consulting firm)

R. Clark Hooper, 60	2005	President, Dumbarton Group LLC (consulting); former Executive Vice President — Policy and Oversight, NASD

Richard G. Newman, 71	1993	Chairman of the Board, AECOM Technology Corporation (engineering, consulting and professional technical services)

Frank M. Sanchez, 62	1999	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)

“Non-interested” trustees

Name and age	Number of portfolios in fund complex[2] overseen by trustee	Other directorships[3] held by trustee

Ambassador Richard G. Capen, Jr., 72	14	Carnival Corporation

H. Frederick Christie, 73	19	Ducommun Incorporated; IHOP Corporation; Southwest Water Company

Diane C. Creel, 57	12	Allegheny Technologies; BF Goodrich; Foster Wheeler Ltd.

Martin Fenton, 71 Chairman of the Board (Independent and Non-Executive)	16	None

Leonard R. Fuller, 60	14	None

R. Clark Hooper, 60	15	None

Richard G. Newman, 71	13	Sempra Energy; Southwest Water Company

Frank M. Sanchez, 62	12	None

“Interested” trustees[4]

Name, age and position with fund	Year first elected a trustee or officer of the fund[1]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund

Abner D. Goldstine, 76 Vice Chairman of the Board	1993	Senior Vice President and Director, Capital Research and Management Company

Paul G. Haaga, Jr., 57 Vice Chairman of the Board	1993	Vice Chairman of the Board, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[5]

Brenda S. Ellerin, 43 President	1997	Senior Vice President, Capital Research Company[5]

“Interested” trustees[4]

Name, age and position with fund	Number of portfolios in fund complex[2] overseen by trustee	Other directorships[3] held by trustee

Abner D. Goldstine, 76 Vice Chairman of the Board	12	None

Paul G. Haaga, Jr., 57 Vice Chairman of the Board	16	None

Brenda S. Ellerin, 43 President	1	None

The statement of additional information includes additional information about fund trustees and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Fund Secretary.

Please see page 28 for footnotes.

Other officers

Name, age and position with fund	Year first elected an officer of the fund[1]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Neil L. Langberg, 53 Senior Vice President	1993	Vice President — Investment Management Group, Capital Research and Management Company

Kristine M. Nishiyama, 36 Vice President	2003	Vice President and Counsel — Fund Business Management Group, Capital Research and Management Company; Vice President and Counsel, Capital Bank and Trust Company[5]

Karl J. Zeile, 39 Vice President	2004	Vice President and Director, Capital Research Company[5]

Kimberly S. Verdick, 41 Secretary	1994	Vice President — Fund Business Management Group, Capital Research and Management Company

Sharon G. Moseley, 38 Treasurer	2003	Vice President — Fund Business Management Group, Capital Research and Management Company

Susi M. Silverman, 36 Assistant Treasurer	2001	Vice President — Fund Business Management Group, Capital Research and Management Company

1 Trustees and officers of the fund serve until their resignation, removal or retirement.
2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.
3 This includes all directorships (other than those in the American Funds) that are held by each trustee as a director of a public company or a registered investment company.
4 “Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
5 Company affiliated with Capital Research and Management Company.

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Counsel
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071-2228

Independent registered public accounting firm
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

There are several ways to invest in Limited Term Tax-Exempt Bond Fund of America. Class A shares are subject to a 3.75% maximum up-front sales charge that declines for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. Other share classes have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.70 percentage points higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (“CDSC”) of up to 5% that declines over time. Class C shares were subject to annual expenses 0.75 percentage points higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had the same annualized expenses as did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus, which can be obtained from your financial adviser and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Guidelines” — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov, on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

A complete July 31, 2006, portfolio of Limited Term Tax-Exempt Bond Fund of America’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Limited Term Tax-Exempt Bond Fund of America files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. (800/SEC-0330). Additionally, the list of portfolio holdings also is available by calling AFS.

This report is for the information of shareholders of Limited Term Tax-Exempt Bond Fund of America, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 2006, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds®]

The right choice for the long term®

What makes American Funds different?

For nearly 75 years, we have followed a consistent philosophy that we firmly believe is in our investors’ best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted over 35 million shareholder accounts.

Our unique combination of strengths includes these five factors:

• A long-term, value-oriented approach
We buy stocks and bonds of well-managed companies at reasonable prices and hold them for the long term.

• An extensive global research effort
American Funds investment professionals search the world to gain a comprehensive understanding of companies and markets.

• The multiple portfolio counselor system
Our unique method of portfolio management, developed nearly 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

• Experienced investment professionals
American Funds portfolio counselors have an average of 23 years of investment experience, providing a wealth of knowledge and experience that few organizations have.

• A commitment to low operating expenses
The American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry.

29 mutual funds, consistent philosophy, consistent results

• Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World FundSM
SMALLCAP World Fund®

• Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
The Investment Company of America®
Washington Mutual Investors FundSM

• Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

• Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

• Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
U.S. Government Securities FundSM

• Tax-exempt bond funds
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund®
> Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®

State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

• Money market funds
The Cash Management Trust of America®
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

The Capital Group Companies

American Funds              Capital Research and Management                 Capital International                       Capital Guardian                    Capital Bank and Trust

Lit. No. MFGEAR-943-0906P

Litho in USA WG/CG/8062-S7507

Printed on recycled paper

ITEM 2 - Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 - Audit Committee Financial Expert

The Registrant’s Board has determined that Richard G. Newman, a member of the Registrant’s Audit Committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the Audit Committee and of the Board, nor will it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 - Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2005	$44,000
2006	$45,000
b) Audit-Related Fees:
2005	None
2006	None
c) Tax Fees:
2005	$6,000
2006	$6,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.
d) All Other Fees:
2005	None
2006	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Not Applicable
b) Audit-Related Fees:
2005	None
2006	None
c) Tax Fees:
2005	None
2006	$26,000
The tax fees consist of consulting services relating to the registrant’s investments.
d) All Other Fees:
2005	None
2006	None

The Registrant’s Audit Committee will pre-approve all audit and permissible non-audit services that the Committee considers compatible with maintaining the auditors’ independence. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The Committee will not delegate its responsibility to pre-approve these services to the investment adviser. The Committee may delegate to one or more Committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $6,000 for fiscal year 2005 and $33,000 for fiscal year 2006. The non-audit services represented by these amounts were brought to the attention of the Committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 - Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 - Schedule of Investments

[Logo – American Funds®]

Limited Term Tax-Exempt Bond Fund of AmericaSM
Investment portfolio
July 31, 2006

	Principal amount	Market value
Bonds & notes — 97.60%	(000)	(000)

ALABAMA — 0.35%
21st Century Auth., Tobacco Settlement Asset-backed Rev. Bonds, Series 2001, 5.25% 2006	$1,000	$ 1,003
Industrial Dev. Board of the City of Selma, Environmental Improvement Rev. Ref. Bonds (International Paper Co. Projects), Series 2003-A, 4.75% 2011	2,500	2,522
		3,525

ALASKA — 1.78%
Housing Fin. Corp., Home Mortgage Rev. Bonds, Series 2006-C, AMT, MBIA insured, 5.50% 2037	2,500	2,649
Industrial Dev. and Export Auth., Revolving Fund Ref. Bonds, Series 2002-A, AMT, MBIA insured, 5.50% 2009	1,685	1,750
Northern Tobacco Securitization Corp., Tobacco Settlement Asset-backed Bonds, Series 2000, 5.60% 2010	1,000	1,034
Northern Tobacco Securitization Corp., Tobacco Settlement Asset-backed Bonds, Series 2001, 4.75% 2015	1,670	1,681
Northern Tobacco Securitization Corp., Tobacco Settlement Asset-backed Bonds, Series 2001, 5.375% 2021	6,365	6,467
Student Loan Corp., Capital Project Rev. Bonds, Series 2004-A, MBIA insured, 4.00% 2011	1,000	1,003
Student Loan Corp., Student Loan Rev. Bonds, Series 2000-A, AMT, AMBAC insured, 5.65% 2010	1,140	1,207
Student Loan Corp., Education Loan Rev. Bonds, Series 2006-A-2, AMT, 5.00% 2014	1,000	1,047
Student Loan Corp., Education Loan Rev. Bonds, Series 2006-A-2, AMT, 5.00% 2016	1,000	1,051
		17,889

ARIZONA — 0.46%
Industrial Dev. Auth. of the County of Mohave, Correctional Facs. Contract Rev. Bonds (Mohave Prison, LLC Project), Series 2004-A, XLCA insured, 5.00% 2011	1,345	1,407
Water Infrastructure Fin. Auth., Water Quality Rev. Ref. Bonds, Series 2004-A, 5.00% 2012	3,000	3,190
		4,597

CALIFORNIA — 6.62%
Assn. of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Multi-family Housing Rev. Ref. Bonds (Archstone/Redwood Shores Apartments), Series 2000-A, 5.30% 2008	2,700	2,754
Assn. of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Rev. Bonds (San Diego Hospital Assn.), Series 2001-A, 5.25% 2006	1,025	1,026
Assn. of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Rev. Ref. Certs. of Part. (American Baptist Homes of the West Facs. Project), Series 1997-A, 5.25% 2007	300	304
Assn. of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Rev. Ref. Certs. of Part. (American Baptist Homes of the West Facs. Project), Series 1997-A, 5.50% 2007	370	376
Assn. of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Rev. Ref. Certs. of Part. (Episcopal Homes Foundation), Series 1998, 5.00% 2007	1,405	1,414
Assn. of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Rev. Ref. Certs. of Part. (Episcopal Homes Foundation), Series 1998, 5.00% 2008	2,455	2,481
Assn. of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Rev. Ref. Certs. of Part. (Episcopal Homes Foundation), Series 1998, 5.125% 2013	1,000	1,020
Assn. of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Southern California Presbyterian Homes Obligated Group, Rev. Bonds
(Redwood Senior Homes and Services), Series 2002, 5.50% 2012	1,695	1,782
City of Cathedral City, Cove Improvement Dist. No. 2004-02, Limited Obligation Improvement Bonds, 4.15% 2012	500	490
City of Cathedral City, Cove Improvement Dist. No. 2004-02, Limited Obligation Improvement Bonds, 4.40% 2014	705	694
Econ. Recovery Bonds, Series 2004-B-4, 5.00% 2023 (put 2008)	500	512
Various Purpose G.O. Bonds 5.00% 2015	5,000	5,327
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-backed Bonds, Series 2003-B, FGIC insured, 5.50% 2033 (preref. 2013)	1,000	1,097
Health Facs. Fncg. Auth., Rev. Bonds (Catholic Healthcare West), Series 2004-H, 4.45% 2026 (preref. 2011)	80	82
Health Facs. Fncg. Auth., Rev. Bonds (Catholic Healthcare West), Series 2004-H, 4.45% 2026 (put 2011)	920	933
Statewide Communities Dev. Auth., Certs. of Part. (Catholic Healthcare West), 6.00% 2009	210	216
Independent Cities Lease Fin. Auth., Mobile Home Park Rev. Bonds (San Juan Mobile Estates), Series 2006-A, 5.00% 2016	1,255	1,299
City of Long Beach, Harbor Rev. Bonds, Series 2002-B, AMT, MBIA insured, 5.25% 2013	2,550	2,733
City of Long Beach, Harbor Rev. Ref. Bonds, Series 2005-A, AMT, MBIA insured, 5.00% 2014	2,000	2,119
Community Redev. Agcy. of the City of Los Angeles, Lease Rev. Bonds (Vermont Manchester Social Services Project), Series 2005, AMBAC insured, 5.00% 2013	1,900	2,030
Joint Powers Health Fncg. Auth., Certs. of Part. (Community Hospitals of Central California Project), Series 2001, 4.75% 2007	1,005	1,007
Pollution Control Fncg. Auth., Solid Waste Disposal Rev. Bonds (Waste Management, Inc. Project), Series 2003-A, AMT, 5.00% 2038 (put 2013)	2,000	2,049
Pollution Control Fncg. Auth., Solid Waste Disposal Rev. Bonds (Waste Management, Inc. Project), Series 2005-A, AMT, 4.70% 2025 (put 2012)	4,250	4,296
Pollution Control Fncg. Auth., Solid Waste Disposal Rev. Ref. Bonds (USA Waste Services, Inc. Project), Series 1998-A, AMT, 5.10% 2018 (put 2008)	2,000	2,032
Public Works Board, Lease Rev. Bonds (Dept. of Mental Health-Coalinga State Hospital), Series 2004-A, 5.00% 2011	1,500	1,572
Regional Airports Improvement Corp., Facs. Lease Rev. Ref. Bonds (LAXFUEL Corp., Los Angeles International Airport), Issue of 2005, AMT, FSA insured, 5.00% 2014	1,020	1,065
San Diego Unified Port Dist., Rev. Bonds, Series A, AMT, MBIA insured, 5.00% 2009	1,000	1,032
Statewide Communities Dev. Auth., Apartment Dev. Rev. Ref. Bonds (Irvine Apartment Communities, LP), Series 1998-A-1, AMT, 5.05% 2025 (put 2008)	1,000	1,011
Statewide Communities Dev. Auth., Certs. of Part. (Catholic Healthcare West), 6.00% 2009 (escrowed to maturity)	185	192
Statewide Communities Dev. Auth., Multi-family Housing Rev. Ref. Bonds (Equity Residential/Parkview Terrace Club Apartments), Issue 1999-B, 5.20% 2029 (put 2009)	1,150	1,179
Statewide Communities Dev. Auth., Multi-family Housing Rev. Ref. Bonds (Equity Residential/Skylark Apartments), Issue 1999-D, 5.20% 2029 (put 2009)	1,500	1,538
Statewide Communities Dev. Auth., Rev. Bonds (Daughters of Charity Health System), Series 2005-G, 5.25% 2011	2,100	2,203
Statewide Communities Dev. Auth., Rev. Bonds (Daughters of Charity Health System), Series 2005-G, 5.25% 2012	1,500	1,581
Statewide Communities Dev. Auth., Rev. Bonds (Kaiser Permanente), Series 2002-D, 4.35% 2036 (put 2007)	220	221
Statewide Communities Dev. Auth., Rev. Bonds (Kaiser Permanente), Series 2004-I, 3.45% 2035 (put 2011)	1,000	961
Statewide Communities Dev. Auth., Rev. Bonds (Redlands Community Hospital), Series 2005-A, RADIAN insured, 5.00% 2014	1,300	1,365
Statewide Communities Dev. Auth., Student Housing Rev. Bonds (CHF-Irvine, LLC-UCI East Campus Apartments, Phase II),
Series 2004, 5.50% 2013	1,750	1,870
Statewide Communities Dev. Auth., Student Housing Rev. Bonds (CHF-Irvine, LLC-UCI East Campus Apartments, Phase II), Series 2004, 5.50% 2014	1,975	2,111
Tobacco Securitization Auth., Tobacco Settlement Asset-backed Bonds (San Diego County Tobacco Asset Securitization Corp.), Series 2001-A, 5.25% 2027 (preref. 2012)	4,105	4,412
City of Torrance, Hospital Rev. Bonds (Torrance Memorial Medical Center), Series 2001-A, 4.70% 2009	1,010	1,028
City of Torrance, Hospital Rev. Bonds (Torrance Memorial Medical Center), Series 2001-A, 4.80% 2010	940	964
Val Verde Unified School Dist., Certs. of Part. (Ref. and School Construction Project), Series 2005-B, FGIC insured, 5.00% 2014	1,000	1,069
Dept. of Water Resources, Power Supply Rev. Bonds, Series 2002-A, 5.50% 2008	2,000	2,058
Dept. of Water Resources, Power Supply Rev. Bonds, Series 2002-A, FSA insured, 5.25% 2012	1,000	1,074
		66,579

COLORADO — 2.31%
Arapahoe County, Ref. Certs. of Part. (Sheriff/Coroner Building and Centrepoint Plaza), Series 2006, AMBAC insured, 5.00% 2015	$2,000	$ 2,133
City and County of Denver, Airport System Rev. Ref. Bonds, Series 2002-E, AMT, FGIC insured, 5.00% 2011	1,000	1,045
City and County of Denver, Airport System Rev. Ref. Bonds, Series 2002-E, AMT, FGIC insured, 5.00% 2012	1,500	1,574
Denver Convention Center Hotel Auth., Rev. Bonds, Series 2003-A, XLCA insured, 5.00% 2012	4,000	4,244
EagleBend Affordable Housing Corp., Rev. Ref. Bonds (Multi-family Housing Project), Series 1997-A, 5.75% 2007	580	582
Health Facs. Auth., Hospital Rev. Ref. Bonds (Longmont United Hospital Project), Series 2006-B, RADIAN insured, 5.25% 2014	1,810	1,938
Health Facs. Auth., Rev. Bonds (Catholic Health Initiatives), Series 1998-A, 5.375% 2010	1,145	1,185
Health Facs. Auth., Rev. Bonds (Catholic Health Initiatives), Series 2001, 5.375% 2010	2,000	2,104
Health Facs. Auth., Rev. Bonds (Catholic Health Initiatives), Series 2002-A, 5.00% 2012	1,000	1,047
Health Facs. Auth., Rev. Bonds (Covenant Retirement Communities, Inc.), Series 2002-B, 5.25% 2011	1,450	1,509
Health Facs. Auth., Rev. Bonds (Covenant Retirement Communities, Inc.), Series 2005, 5.00% 2010	500	513
Health Facs. Auth., Rev. Bonds (Covenant Retirement Communities, Inc.), Series 2005, 5.00% 2014	1,320	1,359
Health Facs. Auth., Rev. Bonds (Evangelical Lutheran Good Samaritan Society Project), Series 2002, 5.00% 2010	1,000	1,031
Health Facs. Auth., Rev. Bonds (Evangelical Lutheran Good Samaritan Society Project), Series 2002, 5.00% 2011	1,100	1,141
Health Facs. Auth., Rev. Bonds (Evangelical Lutheran Good Samaritan Society Project),
Series 2004-B, 3.75% 2034 (put 2009)	1,200	1,180
Housing and Fin. Auth., Single-family Program Bonds, Series 1998-D-3, 6.125% 2023	675	685
		23,270

CONNECTICUT — 1.06%
Higher Education Supplemental Loan Auth., Rev. Bonds (Connecticut Family Education Loan Program), Series 2005-A, AMT, MBIA insured, 4.20% 2014	1,000	996
Mashantucket (Western) Pequot Tribe, Special Rev. Bonds, Series 1996-A, 6.40% 2011[1]	2,000	2,043
Mashantucket (Western) Pequot Tribe, Special Rev. Bonds, Series 1997-B, 5.55% 2008[1]	1,000	1,028
Mashantucket (Western) Pequot Tribe, Special Rev. Bonds, Series 1997-B, 5.70% 2012[1]	3,400	3,504
Mohegan Tribe of Indians, Gaming Auth. Priority Distribution Payment, Public Improvement Bonds, Series 2001, 5.375% 2011	3,000	3,078
		10,649

DELAWARE — 0.21%
Econ. Dev. Auth., Pollution Control Rev. Ref. Bonds (Delmarva Power & Light Co. Project), Series 2001-C, AMBAC insured, 4.90% 2026 (put 2011)	2,000	2,081

DISTRICT OF COLUMBIA — 1.10%
Certs. of Part., Lease Rev. Bonds, Series 2002, AMBAC insured, 5.25% 2010	1,000	1,044
Certs. of Part., Lease Rev. Bonds, Series 2002, AMBAC insured, 5.25% 2013	2,000	2,140
Certs. of Part., Lease Rev. Bonds, Series 2006, FGIC insured, 5.25% 2014	1,000	1,075
Friendship Public Charter School, Inc. Issue Rev. Bonds, Series 2003, ACA insured, 5.00% 2012	1,000	1,032
G.O. Ref. Bonds, Series 1993-B-2, FSA insured, 5.50% 2010	1,000	1,056
G.O. Ref. Bonds, Series 1999-B, FSA insured, 5.50% 2009	695	726
G.O. Ref. Bonds, Series 1999-B, FSA insured, 5.50% 2009 (escrowed to maturity)	195	204
Hospital Rev. Ref. Bonds (Medlantic Healthcare Group, Inc. Issue), Series 1997-A, MBIA insured, 6.00% 2006 (escrowed to maturity)	1,000	1,001
Hospital Rev. Ref. Bonds (Medlantic Healthcare Group, Inc. Issue), Series 1997-A, MBIA insured, 6.00% 2007 (escrowed to maturity)	1,250	1,279
Tax Increment Rev. Bonds (Gallery Place Project), Series 2002, FSA insured, 5.25% 2010	1,400	1,471
		11,028

FLORIDA — 3.96%
City of Coral Gables, Health Facs. Auth., Hospital Rev. Bonds (Baptist Health South Florida Obligated Group), Series 2004, FSA insured, 5.00% 2034 (put 2014)	4,000	4,225
Escambia County Health Facs. Auth., Rev. Bonds (Ascension Health Credit Group), Series 2003-A, 5.25% 2012	1,535	1,629
Highlands County Health Facs. Auth., Hospital Rev. Bonds (Adventist Health System/Sunbelt Obligated Group), Series 2002-B, 5.00% 2010	$1,000	$ 1,037
Highlands County Health Facs. Auth., Hospital Rev. Bonds (Adventist Health System/Sunbelt Obligated Group), Series 2005-I, 5.00% 2029 (put 2009)	1,000	1,025
Highlands County Health Facs. Auth., Hospital Rev. Ref. Bonds (Adventist Health System/Sunbelt Obligated Group), Series 2005-B, 5.00% 2013	1,250	1,308
Highlands County Health Facs. Auth., Hospital Rev. Ref. Bonds (Adventist Health System/Sunbelt Obligated Group), Series 2005-B, 5.00% 2014	1,170	1,226
Hillsborough County Aviation Auth., Tampa International Airport Rev. Bonds, Series 2003-A, AMT, MBIA insured, 5.25% 2012	1,500	1,594
Hillsborough County Industrial Dev. Auth., Hospital Rev. Ref. Bonds (Tampa General Hospital Project), Series 2003-A, 5.00% 2010	2,905	3,011
Hillsborough County Industrial Dev. Auth., Hospital Rev. Ref. Bonds (Tampa General Hospital Project), Series 2003-A, 5.00% 2012	2,195	2,294
Lee County Industrial Dev. Auth., Healthcare Facs. Rev. Bonds (Shell Point/Alliance Obligated Group, Shell Point Village Project), Series 1999-A, 5.25% 2007	1,250	1,260
Lee County Industrial Dev. Auth., Healthcare Facs. Rev. Bonds (Shell Point/Alliance Obligated Group, Shell Point Village Project), Series 1999-A, 5.50% 2008	1,000	1,018
Lee County Industrial Dev. Auth., Healthcare Facs. Rev. Bonds (Shell Point/Alliance Obligated Group, Shell Point Village Project), Series 1999-A, 5.50% 2010	1,200	1,237
Lee County Industrial Dev. Auth., Healthcare Facs. Rev. Bonds (Shell Point/Alliance Obligated Group, Shell Point Village Project), Series 1999-A, 5.75% 2012	1,800	1,868
Lee County, Solid Waste System Rev. Bonds, Series 2006-A, AMT, AMBAC insured, 5.00% 2015	2,260	2,381
Lee County, Solid Waste System Rev. Ref. Bonds, Series 2001, AMT, MBIA insured, 5.25% 2009	1,000	1,038
Lee County, Solid Waste System Rev. Ref. Bonds, Series 2001, AMT, MBIA insured, 5.25% 2010	2,000	2,096
School Board of Miami-Dade County, Certs. of Part., Series 2003-B, MBIA insured, 5.00% 2031 (put 2011)	2,915	3,047
School Board of Miami-Dade County, Certs. of Part., Series 2003-C, MBIA insured, 5.00% 2027 (put 2008)	1,000	1,022
Palm Beach County, Public Improvement Rev. Ref. Bonds (Convention Center Project), Series 2004,
FGIC insured, 5.00% 2030 (put 2011)	4,650	4,860
Polk County, Transportation Improvement Rev. Ref. Bonds, Series 2004, FSA insured, 5.00% 2025 (put 2010)	2,500	2,607
		39,783

GEORGIA — 0.31%
City of Atlanta, Water and Wastewater Rev. Bonds, Series 2004, FSA insured, 5.00% 2012	2,000	2,120
Housing Auth. of the County of DeKalb, Multi-family Housing Rev. Ref. Bonds (Park at Briarcliff Apartments Project), Series 1998-A, 4.55% 2028 (put 2008)	995	1,002
		3,122

IDAHO — 0.52%
Housing and Fin. Assn., Single-family Mortgage Bonds, Series 1998-C-2, AMT, FHA insured, 5.25% 2011	145	145
Housing and Fin. Assn., Single-family Mortgage Bonds, Series 1998-E-3, AMT, 5.125% 2011	200	201
Housing and Fin. Assn., Single-family Mortgage Bonds, Series 1998-H, AMT, 4.65% 2012	315	315
Housing and Fin. Assn., Single-family Mortgage Bonds, Series 1998-I-2, AMT, 4.70% 2012	155	155
Housing and Fin. Assn., Single-family Mortgage Bonds, Series 2001-E, Class III, AMT, 5.40% 2021	630	640
Housing and Fin. Assn., Single-family Mortgage Bonds, Series 2002-F, Class III, AMT, 4.875% 2023	1,830	1,837
Housing and Fin. Assn., Single-family Mortgage Bonds, Series 2003-C, Class III, AMT, 4.50% 2023	990	940
Housing and Fin. Assn., Single-family Mortgage Bonds, Series 2003-E, Class III, AMT, 5.15% 2023	955	967
		5,200

ILLINOIS — 5.24%
Village of Cary, McHenry County, Special Service Area Number One, Special Tax Ref. Bonds,
Series 2006, RADIAN insured, 4.40% 2016	800	796
Village of Cary, McHenry County, Special Service Area Number One, Special Tax Ref. Bonds,
Series 2006, RADIAN insured, 4.40% 2016	935	934
Chicago Board of Education, Unlimited Tax G.O. Bonds (Dedicated Revenues), Series 2001-C, FSA insured, 5.25% 2010	1,000	1,056
City of Chicago, O’Hare International Airport, General Airport Rev. Ref. Bonds, Series 2004-B, MBIA insured, 5.00% 2007	3,000	3,016
City of Chicago, O’Hare International Airport, General Airport Rev. Ref. Bonds, Series 2005-B, FGIC insured, 5.25% 2015	1,500	1,622
City of Chicago, O’Hare International Airport, General Airport Rev. Ref. Bonds, Series 2005-B, MBIA insured, 5.25% 2016	1,000	1,084
City of Chicago, O’Hare International Airport, Passenger Fac. Charge Rev. Bonds, Series 1996-A, AMBAC insured, 5.60% 2010	1,000	1,021
Metropolitan Water Reclamation Dist. of Greater Chicago, G.O. Capital Improvement Bonds,
Limited Tax Series D of December 2002, 5.00% 2010	1,700	1,778
Community College Dist. No. 502, Counties of DuPage, Cook and Will, G.O. Bonds, Series 2003-A, 5.00% 2011	1,000	1,054
County of DuPage, Limited Tax G.O. Bonds (Courthouse Project), Series 2006, 5.00% 2016	1,570	1,680
County of DuPage, Transportation Rev. Ref. Bonds, Series 2005, FSA insured, 5.00% 2014	1,000	1,065
Educational Facs. Auth., Rev. Bonds (Art Institute of Chicago), Series 2000-A, 4.25% 2034 (put 2014)	1,430	1,422
Educational Facs. Auth., Rev. Bonds (Field Museum of Natural History), Series 2002, 4.05% 2036 (put 2011)	4,000	3,956
Educational Facs. Auth., Rev. Bonds (Northwestern University), Series 1997, 5.00% 2032 (put 2009)	2,500	2,580
Educational Facs. Auth., Student Housing Rev. Bonds, Educational Advancement Fund, Inc. (University Center Project), Series 2002, 5.25% 2010	1,015	1,031
Fin. Auth., Rev. Ref. Bonds (Lutheran Hillside Village), Series 2006, 5.00% 2016	2,665	2,748
Fin. Auth., Rev. Ref. Bonds (OSF Healthcare System), Series 2004, 5.00% 2007	3,000	3,037
Fin. Auth., Rev. Ref. Bonds (OSF Healthcare System), Series 2004, 5.25% 2010	2,000	2,086
Health Facs. Auth., Rev. Bonds (OSF Healthcare System), Series 1999, 5.375% 2006	900	904
Health Facs. Auth., Rev. Bonds (OSF Healthcare System), Series 1999, 5.50% 2008	1,000	1,030
G.O. Bonds, Illinois FIRST, Series of December 2002, 5.25% 2010	2,000	2,114
G.O. Bonds, Series of April 1998, FSA insured, 5.50% 2009	970	1,006
G.O. Bonds, Series of April 1998, FSA insured, 5.50% 2009 (preref. 2008)	2,055	2,134
Health Facs. Auth., Rev. Bonds (Advocate Health Care Network), Series 2000, 6.125% 2011 (preref. 2010)	1,000	1,091
Health Facs. Auth., Rev. Bonds (Centegra Health System), Series 1998, 5.50% 2007	1,230	1,250
Village of Hodgkins, Cook County, Tax Increment Rev. Ref. Bonds, Series 2005, 5.00% 2009	1,000	1,021
Village of Hodgkins, Cook County, Tax Increment Rev. Ref. Bonds, Series 2005, 5.00% 2012	1,000	1,037
Village of Hodgkins, Cook County, Tax Increment Rev. Ref. Bonds, Series 2005, 5.00% 2013	1,000	1,038
Village of Hodgkins, Cook County, Tax Increment Rev. Ref. Bonds, Series 2005, 5.00% 2014	2,150	2,233
Indian Prairie Community, Unit School Dist. No. 204, DuPage and Will Counties, School Building Bonds (Naperville/Aurora), Series 1998, 5.25% 2011 (preref. 2008)	1,275	1,320
Board of Trustees of the University of Illinois, Certs. of Part. (Academic Facs. Projects), Series 2006-A, AMBAC insured, 5.00% 2014	2,000	2,122
Board of Trustees of the University of Illinois, Certs. of Part. (Academic Facs. Projects), Series 2006-A, AMBAC insured, 5.00% 2015	2,315	2,462
		52,728

INDIANA — 2.17%
Health Fac. Fncg. Auth., Hospital Rev. Bonds (Charity Obligated Group), Series 1999-D, 5.50% 2008	1,000	1,032
Health Fac. Fncg. Auth., Hospital Rev. Bonds (Charity Obligated Group), Series 1999-D, 5.50% 2011	2,000	2,106
Health Fac. Fncg. Auth., Rev. Bonds (Ascension Health Credit Group), Series 2002-F, 5.50% 2011	1,640	1,752
Health Fac. Fncg. Auth., Hospital Rev. Bonds (Community Health Network Project), Series 2005-A,
AMBAC insured, 5.00% 2012	1,195	1,260
Health Fac. Fncg. Auth., Hospital Rev. Bonds (Methodist Hospitals, Inc.), Series 2001, 5.25% 2008	1,000	1,022
Health Fac. Fncg. Auth., Hospital Rev. Bonds (Methodist Hospitals, Inc.), Series 2001, 5.25% 2009	2,415	2,486
Health Fac. Fncg. Auth., Hospital Rev. Bonds (Methodist Hospitals, Inc.), Series 2001, 5.25% 2010	1,445	1,496
Health Fac. Fncg. Auth., Hospital Rev. Bonds (Methodist Hospitals, Inc.), Series 2001, 5.25% 2011	1,525	1,585
State Revolving Fund Program Bonds, Series 1998-A, 5.00% 2010	2,000	2,055
State Revolving Fund Program Bonds, Series 2001-A, 5.50% 2011	1,500	1,609
Trustees of Ivy Tech State College, Student Fee Bonds, Series H, AMBAC insured, 5.00% 2011	2,000	2,101
Trustees of Ivy Tech State College, Student Fee Bonds, Series H, AMBAC insured, 5.00% 2012	1,000	1,057
Trustees of Purdue University, Certs. of Part., Series 2001-A, 5.00% 2009	1,000	1,032
Trustees of Purdue University, Certs. of Part., Series 2001-A, 5.00% 2010	1,135	1,182
		21,775

IOWA — 0.32%
Fin. Auth., Hospital Rev. Bonds (Mercy Medical Center Project), Series 1999, FSA insured, 5.30% 2009	$1,000	$ 1,041
Tobacco Settlement Auth., Asset-backed Bonds, Series 2001-B, 5.50% 2011 (escrowed to maturity)	1,000	1,071
Tobacco Settlement Auth., Asset-backed Bonds, Series 2001-B, 5.50% 2014 (preref. 2011)	1,000	1,077
		3,189

KANSAS — 0.25%
Unified Government of Wyandotte County/Kansas City, Tax-Exempt Sales Tax Special Obligation Rev. Ref. Bonds
(Redev. Project Area B), Series 2005-B, 3.75% 2012	1,000	995
Unified Government of Wyandotte County/Kansas City, Tax-Exempt Sales Tax Special Obligation Rev. Ref. Bonds (Redev. Project Area B), Series 2005-C, 3.85% 2013	1,500	1,489
		2,484

KENTUCKY — 0.51%
Econ. Dev. Fin. Auth., Health System Rev. Bonds (Norton Healthcare, Inc.), Series 2000-A, 6.125% 2010	3,000	3,148
Econ. Dev. Fin. Auth., Hospital System Ref. and Improvement Rev. Bonds (Appalachian Regional Healthcare, Inc. Project), Series 1997, 5.40% 2006	1,500	1,501
Econ. Dev. Fin. Auth., Hospital System Ref. and Improvement Rev. Bonds (Appalachian Regional Healthcare, Inc. Project), Series 1997, 5.50% 2007	465	468
		5,117

LOUISIANA — 0.27%
State Military Dept., Custody Receipts Rev. Bonds, 5.00% 2014	870	901
State Military Dept., Custody Receipts Rev. Bonds, 5.00% 2015	1,725	1,787
		2,688

MAINE — 0.10%
Housing Auth., Mortgage Purchase Bonds, Series 2001-E-1, 4.125% 2010	1,000	1,004

MARYLAND — 1.01%
Anne Arundel County, Tax Increment Fncg. Bonds (Parole Town Center Project), Series 2002, 5.00% 2012	2,210	2,235
Community Dev. Administration, Dept. of Housing and Community Dev., Residential Rev. Bonds, Series 2006-F, AMT, 6.00% 2039	2,500	2,695
Health and Higher Educational Facs. Auth., Rev. Ref. Bonds (MedStar Health Issue), Series 2004, 5.00% 2010	1,755	1,818
Health and Higher Educational Facs. Auth., Rev. Ref. Bonds (MedStar Health Issue), Series 2004, 5.00% 2011	1,775	1,848
Health and Higher Educational Facs. Auth., Rev. Ref. Bonds (MedStar Health Issue), Series 2004, 5.00% 2013	1,530	1,596
		10,192

MASSACHUSETTS — 2.35%
Educational Fncg. Auth., Education Loan Rev. Ref. Bonds, Issue G, Series 2000-A, AMT, MBIA insured, 5.55% 2008	1,225	1,238
Federal Highway Grant Anticipation Notes, Series 1998-A, 5.50% 2013	1,000	1,099
G.O. Bonds, Consolidated Loan of 2003, Series A, 5.25% 2013	2,000	2,151
G.O. Bonds, Consolidated Loan of 2004, Series A, 5.00% 2012	2,000	2,118
Health and Educational Facs. Auth., Rev. Bonds (Partners HealthCare System Issue), Series E, 5.00% 2010	1,000	1,040
Health and Educational Facs. Auth., Rev. Bonds (Partners HealthCare System Issue), Series E, 5.00% 2011	1,000	1,047
Health and Educational Facs. Auth., Rev. Bonds (Partners HealthCare System Issue), Series E, 5.00% 2012	1,500	1,579
Housing Fin. Agcy., Housing Bonds, Series 2003-D, 4.20% 2010	3,295	3,275
Housing Fin. Agcy., Single-family Housing Notes, Series S, AMT, 4.00% 2007	1,000	1,001
Massachusetts Bay Transportation Auth., Sales Tax Bonds, Series 2004-C, 5.25% 2014	5,000	5,436
Municipal Wholesale Electric Co., Power Supply Project Rev. Bonds (Nuclear Project No. 5), Series A, MBIA insured, 5.00% 2010	1,205	1,255
Municipal Wholesale Electric Co., Power Supply Project Rev. Bonds (Nuclear Project No. 6), Series A, MBIA insured, 5.00% 2010	1,000	1,042
Water Pollution Abatement Trust, Pool Program Bonds, Series 11, 5.00% 2015	1,250	1,345

MICHIGAN — 4.78%
Certs. of Part. (New Center Dev. Inc.), Series 2004-A, MBIA insured, 5.00% 2031 (put 2011)	$3,000	$ 3,137
Higher Education Student Loan Auth., Student Loan Rev. Ref. Bonds, Series XVII-F, AMT, AMBAC insured, 4.45% 2010	2,000	2,016
Hospital Fin. Auth., Hospital Rev. and Ref. Bonds (Henry Ford Health System), Series 2006-A, 5.00% 2015	2,000	2,109
Hospital Fin. Auth., Hospital Rev. Ref. Bonds (Henry Ford Health System), Series 2003-A, 5.25% 2010 (escrowed to maturity)	2,000	2,093
Hospital Fin. Auth., Hospital Rev. Ref. Bonds (Henry Ford Health System), Series 2003-A, 5.25% 2011 (escrowed to maturity)	2,000	2,113
Hospital Fin. Auth., Hospital Rev. Ref. Bonds (Henry Ford Hospital), Series 1984-A, AMBAC insured,
6.00% 2011 (escrowed to maturity)	1,250	1,373
Hospital Fin. Auth., Hospital Rev. Ref. Bonds (Detroit Medical Center Obligated Group), Series 1993-A, 6.375% 2009	1,015	1,016
Hospital Fin. Auth., Hospital Rev. Ref. Bonds (Sinai Hospital of Greater Detroit), Series 1995, 6.00% 2008	435	442
Hospital Fin. Auth., Hospital Rev. Ref. Bonds (Trinity Health Credit Group), Series 2000-A, 5.75% 2007	1,940	1,988
Hospital Fin. Auth., Rev. Bonds (Ascension Health Credit Group), Series 1999-B-3, 5.30% 2033 (put 2006)	5,000	5,024
Hospital Fin. Auth., Rev. Ref. Bonds (Hackley Hospital Obligated Group), Series 1998-A, 4.90% 2007	1,140	1,142
Kent Hospital Fin. Auth., Rev. and Ref. Bonds (Spectrum Health), Series 2005-B, 5.00% 2011	4,000	4,179
Kent Hospital Fin. Auth., Rev. Bonds (Spectrum Health), Series 2001-A, 5.25% 2010	2,020	2,108
County of Monroe Hospital Fin. Auth., Hospital Rev. and Ref. Bonds (Mercy Memorial Hospital Corp. Obligated Group), Series 2006, 5.50% 2015	1,120	1,176
County of Monroe Hospital Fin. Auth., Hospital Rev. and Ref. Bonds (Mercy Memorial Hospital Corp. Obligated Group), Series 2006, 5.50% 2016	1,000	1,050
Municipal Bond Auth., Local Government Loan Program Rev. Bonds, Series 2003-C, 5.00% 2010	1,000	1,042
City of Saginaw Hospital Fin. Auth., Rev. Ref. Bonds (Covenant Medical Center, Inc.), Series 2004-G, 5.00% 2011	1,395	1,444
City of Saginaw Hospital Fin. Auth., Rev. Ref. Bonds (Covenant Medical Center, Inc.), Series 2004-G, 5.00% 2013	1,040	1,078
South Central Power Agcy., Power Supply System Rev. Ref. Bonds, Series 2002, AMBAC insured, 5.00% 2010	1,110	1,162
Strategic Fund, Limited Obligation Rev. Ref. Bonds (Dow Chemical Co. Project), Series 2003-A, AMT, 5.50% 2028 (put 2013)	3,500	3,729
Strategic Fund, Solid Waste Disposal Limited Obligation Rev. Ref. Bonds (Waste Management, Inc. Project), Series 2002, AMT, 4.625% 2012	2,000	2,001
Strategic Fund, Solid Waste Disposal Limited Obligation Rev. Ref. Bonds (Waste Management, Inc. Project), Series 2004, AMT, 3.00% 2013 (put 2007)	3,000	2,982
Charter County of Wayne, Airport Rev. Ref. Bonds (Detroit Metropolitan Wayne County Airport),
Series 2002-D, AMT, FGIC insured, 5.25% 2011	3,530	3,727
		48,131

MINNESOTA — 1.06%
Housing Fin. Agcy., Residential Housing Fin. Bonds, Series 2006-I, AMT, 5.75% 2038	4,000	4,260
Minneapolis-St. Paul Metropolitan Airports Commission, Airport Rev. Bonds, Series 2005-B, AMT, AMBAC insured, 5.00% 2015	5,000	5,290
Housing and Redev. Auth. of St. Paul and Minneapolis, Health Care Fac. Rev. Bonds, Series 2003, 5.25% 2010	1,050	1,094
		10,644

MISSOURI — 1.02%
Health and Educational Facs. Auth., Rev. Bonds (SSM Health Care), Series 2002-A, 5.00% 2011	5,255	5,469
Housing Dev. Commission, Single-family Mortgage Rev. Bonds (Homeownership Loan Program), Series 2005-A-1, AMT, GNMA/FNMA insured, 5.90% 2035	1,000	1,054
Industrial Dev. Auth. of the City of Lee’s Summit, Health Facs. Rev. Bonds (John Knox Village), Series 2002, 5.75% 2009	1,255	1,304
Industrial Dev. Auth. of the City of Lee’s Summit, Health Facs. Rev. Bonds (John Knox Village), Series 2002, 5.875% 2010	1,325	1,402
City of St. Louis, Airport Rev. Ref. Bonds (Lambert-St. Louis International Airport), Series 2003-A, FSA insured, 5.25% 2012	1,000	1,072
		10,301

MONTANA — 0.90%
Board of Housing, Single-family Mortgage Bonds, Series 2006-B, AMT, 5.50% 2037	2,000	2,107
City of Forsyth, Pollution Control Rev. Ref. Bonds (Avista Corp. Colstrip Project), Series 1999-B, AMT, AMBAC insured, 5.125% 2034 (put 2008)	6,825	6,958
		9,065

NEBRASKA — 0.72%
Investment Fin. Auth., Single-family Housing Rev. Bonds, Series 2002-D, AMT, 3.90% 2009	$ 865	$ 863
Investment Fin. Auth., Single-family Housing Rev. Bonds, Series 2006-D, AMT, 5.50% 2036	2,000	2,111
Omaha Airport Auth., Airport Facs. Rev. Ref. Bonds, Series 2001, FSA insured, 5.50% 2012	1,155	1,228
Public Power Dist., General Rev. Bonds, Series 2005-B-1, FGIC insured, 5.00% 2015	2,875	3,080
		7,282

NEVADA — 1.63%
Clark County, Pollution Control Rev. Ref. Bonds (Southern California Edison Co.), AMT, 3.25% 2031 (put 2009)	3,000	2,901
G.O. (Limited Tax) Capital Improvement and Cultural Affairs Ref. Bonds, Series 2005-A, 5.00% 2015	2,500	2,670
City of Henderson, Health Fac. Rev. Bonds (Catholic Healthcare West Project), Series 2005-B, 5.00% 2008	2,000	2,035
City of Henderson, Health Fac. Rev. Bonds (Catholic Healthcare West), Series 1999-A, 6.20% 2009	310	323
City of Henderson, Health Fac. Rev. Bonds (Catholic Healthcare West), Series 1999-A, 6.20% 2009 (escrowed to maturity)	145	148
Housing Division, Single-family Mortgage Bonds, Series 1998-B-1, 5.20% 2011	180	180
City of Las Vegas, Redev. Agcy., Tax Increment Rev. Ref. Bonds (Fremont Street Project), Series 2003-A, 4.50% 2012	3,625	3,638
City of Las Vegas, Redev. Agcy., Tax Increment Rev. Ref. Bonds (Fremont Street Project), Series 2003-A, 5.00% 2011	3,450	3,542
Reno-Sparks Indian Colony, Governmental Bonds, Series 2006, 4.50% 2015	300	302
Reno-Sparks Indian Colony, Governmental Bonds, Series 2006, 4.50% 2016	685	684
		16,423

NEW JERSEY — 5.44%
Certs. of Part., Series 2004-A, 5.00% 2010	3,500	3,622
Certs. of Part., Series 2004-A, 5.00% 2012	3,500	3,664
Certs. of Part., Series 2004-A, 5.00% 2013	2,000	2,100
Certs. of Part., Series 2004-A, 5.00% 2015	2,000	2,098
Econ. Dev. Auth., Cigarette Tax Rev. Bonds, Series 2004, FGIC insured, 5.00% 2012	3,000	3,165
Econ. Dev. Auth., First Mortgage Rev. Ref. Bonds (Fellowship Village Project), Series 1998-A, 5.05% 2007	1,375	1,379
Econ. Dev. Auth., School Facs. Construction Bonds, Series 2004-G, 4.00% 2010	3,000	3,015
Educational Facs. Auth., Rider University Issue Rev. Bonds, Series 2002-A, RADIAN insured, 5.25% 2012	1,795	1,888
Health Care Facs. Fncg. Auth., Rev. and Ref. Bonds, Saint Clare’s Hospital, Inc. Issue, Series 2004-B, MBIA insured, 5.25% 2013	4,315	4,647
Tobacco Settlement Fncg. Corp., Tobacco Settlement Asset-backed Bonds, Series 2003, 4.375% 2019	645	642
Tobacco Settlement Fncg. Corp., Tobacco Settlement Asset-backed Bonds, Series 2003, 6.125% 2024	9,545	10,225
Transit Corp., Certs. of Part., Series 2003-A, AMBAC insured, 5.25% 2014	8,000	8,634
Transportation Trust Fund Auth., Transportation System Bonds, Series 2003-C, 5.00% 2008	2,000	2,046
Transportation Trust Fund Auth., Transportation System Bonds, Series 2004-B, FGIC insured, 5.25% 2013	4,410	4,758
Transportation Trust Fund Auth., Transportation System Bonds, Series 2005-D, 5.00% 2014 (escrowed to maturity)	2,660	2,852
		54,735

NEW MEXICO — 0.10%
Supplemental Severance Tax Bonds, Series 2002-A, 5.00% 2009	1,000	1,011

NEW YORK — 7.06%
Castle Rest Residential Health Care Fac., Mortgage Rev. Bonds, Series 1997-A, FHA insured, 4.875% 2007	225	225
Dormitory Auth., Lease Rev. Bonds (State University Educational Facs. Issue), Series 2003, XLCA insured,
5.25% 2032 (put 2013)	2,000	2,149
Dormitory Auth., Mental Health Services Facs. Improvement Rev. Bonds, Series 1997-B, 6.00% 2007	990	1,002
Dormitory Auth., Mental Health Services Facs. Improvement Rev. Bonds, Series 1997-B, 6.00% 2007 (escrowed to maturity)	10	10
Dormitory Auth., Rochester General Hospital Insured Rev. Bonds, Series 2005, RADIAN insured, 5.00% 2012	1,175	1,233
Dormitory Auth., Secured Hospital Rev. Ref. Bonds (Wyckoff Heights Medical Center), Series 1998-H, 5.125% 2008	1,000	1,019
Dormitory Auth., State Personal Income Tax Rev. Bonds (Econ. Dev. and Housing), Series 2003-A, 5.00% 2012	3,500	3,721
Dormitory Auth., Third General Resolution Rev. Bonds (State University Educational Facs. Issue),
Series 2002-B, 5.25% 2023 (put 2012)	12,625	13,391
Housing Fin. Agcy., Health Facs. Rev. Ref. Bonds (New York City), Series 1996-A, 6.00% 2006	1,450	1,457
Housing Fin. Agcy., Health Facs. Rev. Ref. Bonds (New York City), Series 1996-A, 6.00% 2007	1,000	1,017
Long Island Power Auth., Electric System General Rev. Bonds, Series 2003-B, 5.00% 2008	1,615	1,649
Long Island Power Auth., Electric System General Rev. Bonds, Series 2003-B, 5.00% 2010	3,000	3,115
Long Island Power Auth., Electric System General Rev. Bonds, Series 2003-B, 5.00% 2011	2,000	2,091
Metropolitan Transportation Auth., State Service Contract Ref. Bonds, Series 2002-A, 5.00% 2012	1,000	1,053
Metropolitan Transportation Auth., Transportation Rev. Bonds, Series 2005-C, 5.00% 2012	1,250	1,321
City of New York, G.O. Bonds, Fiscal 2001 Series B, 5.50% 2010	1,000	1,058
City of New York, G.O. Bonds, Fiscal 2001 Series D, 5.50% 2009	1,000	1,047
City of New York, G.O. Bonds, Fiscal 2001 Series F, 5.00% 2010	1,000	1,040
City of New York, G.O. Bonds, Fiscal 2004 Series I, 4.50% 2012	3,000	3,083
City of New York, G.O. Bonds, Fiscal 2005 Series H, 5.00% 2011	1,250	1,310
City of New York, G.O. Bonds, Fiscal 2005 Series J, 5.00% 2013	1,000	1,056
City of New York, G.O. Bonds, Fiscal 2002 Series G, 5.25% 2008 (escrowed to maturity)	110	113
New York City Industrial Dev. Agcy., Special Fac. Rev. Bonds (Terminal One Group Assn., LP Project), Series 2005, AMT, 5.00% 2013	1,000	1,037
New York City Industrial Dev. Agcy., Special Fac. Rev. Bonds (Terminal One Group Assn., LP Project), Series 2005, AMT, 5.50% 2014	1,000	1,069
New York City Industrial Dev. Agcy., Special Fac. Rev. Bonds (Terminal One Group Assn., LP Project), Series 2005, AMT, 5.50% 2016	3,000	3,225
New York City Transitional Fin. Auth., Future Tax Secured Ref. Bonds, Series 2003-A, 5.50%/14.00% 2026[2]	5,000	5,365
Port Auth. of New York and New Jersey, Consolidated Bonds, Series 131, AMT, 5.00% 2008	2,000	2,048
Thruway Auth., Local Highway and Bridge Service Contract Bonds, Series 2002, 5.25% 2010	2,000	2,100
Tobacco Settlement Fncg. Corp., Asset-backed Rev. Bonds, Series 2003-B-1, 5.00% 2009	2,000	2,060
Tobacco Settlement Fncg. Corp., Asset-backed Rev. Bonds, Series 2003-B-1, 5.00% 2010	2,000	2,077
Triborough Bridge and Tunnel Auth., General Rev. Ref. Bonds, Series 2002-B, 5.00% 2010	2,000	2,096
Urban Dev. Corp., Correctional and Youth Facs. Service Contract Rev. Bonds (Empire State Dev. Corp.), Series 2002-A, 5.00% 2017 (put 2011)	4,000	4,164
Urban Dev. Corp., Correctional and Youth Facs. Service Contract Rev. Bonds (Empire State Dev. Corp.), Series 2002-A, 5.50% 2017 (put 2011)	2,500	2,653
		71,054

NORTH CAROLINA — 3.76%
City of Charlotte, Airport Rev. Bonds, Series 1999-B, AMT, MBIA insured, 5.125% 2009	35	36
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 1993-B, 6.125% 2009	1,000	1,049
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 1993-B, 7.00% 2008	1,950	2,033
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 1993-C, 5.50% 2007	2,800	2,820
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 2003-A, 5.50% 2010	1,500	1,571
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 2003-A, 5.50% 2011	1,000	1,057
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 2003-A, 5.50% 2012	2,155	2,296
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 2003-D, 5.375% 2010	2,250	2,347
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 2003-F, 5.50% 2016	1,000	1,062
G.O. Bonds, Certs. of Part. (Repair and Renovation Project), Series 2004-B, 5.00% 2011	1,000	1,047
Infrastructure Fin. Corp., Certs. of Part. (2005 Capital Improvements), Series 2005-A, 5.00% 2013	3,005	3,183
Municipal Power Agcy. No. 1, Catawba Electric Rev. Bonds, Series 1992, MBIA insured, 6.00% 2010	3,000	3,208
Municipal Power Agcy. No. 1, Catawba Electric Rev. Bonds, Series 1997-A, MBIA insured, 5.125% 2011	2,750	2,819
Municipal Power Agcy. No. 1, Catawba Electric Rev. Bonds, Series 1999-B, 6.50% 2009	1,660	1,756
Municipal Power Agcy. No. 1, Catawba Electric Rev. Bonds, Series 1999-B, 6.625% 2010	2,500	2,706
Municipal Power Agcy. No. 1, Catawba Electric Rev. Bonds, Series 2003-A, 5.50% 2012	2,500	2,664
Municipal Power Agcy. No. 1, Catawba Electric Rev. Bonds, Series 2003-A, 5.50% 2013	2,250	2,408
Onslow County Hospital Auth., Mortgage Rev. Bonds (Onslow Memorial Hospital Project), Series 2006, FHA/MBIA insured, 5.00% 2015	740	788
Raleigh-Durham Airport Auth., Airport Rev. Bonds, Series 2005-B, AMT, AMBAC insured, 5.00% 2015	2,835	2,988
		37,838

OHIO — 2.75%
Higher Educational Fac. Commission, Rev. Bonds (Kenyon College 2002 Project), 4.30% 2037 (put 2010)	$2,000	$ 2,012
Higher Educational Fac. Commission, Rev. Bonds (Kenyon College 2002 Project), 4.60% 2037 (put 2012)	2,000	2,041
Housing Fin. Agcy., Residential Mortgage Rev. Bonds, Series 2006-E, AMT, GNMA/FNMA insured, 5.375% 2037	2,000	2,129
County of Knox, Hospital Facs. Rev. Ref. Bonds (Knox Community Hospital), Series 1998, RADIAN insured, 4.70% 2008	1,155	1,172
County of Lorain, Hospital Facs. Rev. Bonds (Catholic Healthcare Partners), Series 2002-A, 5.00% 2010	1,945	2,019
County of Lorain, Hospital Facs. Rev. Bonds (Catholic Healthcare Partners), Series 2002-A, 5.50% 2011	2,040	2,177
County of Lorain, Hospital Facs. Rev. Bonds (Catholic Healthcare Partners), Series 2002-A, 5.50% 2012	2,150	2,313
County of Lorain, Hospital Facs. Rev. Ref. and Improvement Bonds (Catholic Healthcare Partners), Series 2001-A, 5.25% 2009	1,170	1,214
County of Lorain, Hospital Facs. Rev. Ref. and Improvement Bonds (Catholic Healthcare Partners), Series 2001-A, 5.25% 2010	2,275	2,383
County of Lucas, Hospital Rev. Ref. Bonds (ProMedica Healthcare Obligated Group), Series 2005-B, AMBAC insured, 5.00% 2011	2,000	2,101
County of Lucas, Hospital Rev. Ref. Bonds (ProMedica Healthcare Obligated Group), Series 2005-B,	2,560	2,704
County of Miami, Hospital Facs. Rev. Ref. and Improvement Bonds (Upper Valley Medical Center), Series 2006, 5.25% 2014	1,000	1,051
County of Miami, Hospital Facs. Rev. Ref. and Improvement Bonds (Upper Valley Medical Center), Series 2006, 5.25% 2016	1,815	1,911
Municipal Advisory Council, Beneficial Interest Ref. Certs. (Municipal Electric Generation Agcy. Joint Venture 5 - OMEGA JV5), AMBAC insured, 5.00% 2015	2,290	2,427
		27,654

OKLAHOMA — 0.34%
Housing Fin. Agcy., Single-family Mortgage Rev. Bonds (Homeownership Loan Program), Series 2006-C, AMT, GNMA/FNMA insured, 5.95% 2037	2,000	2,157
Industries Auth., Health System Rev. Ref. Bonds (Obligated Group consisting of INTEGRIS Baptist Medical Center, Inc., INTEGRIS
South Oklahoma City Hospital Corp. and INTEGRIS Rural Health, Inc.), Series 1995-D, AMBAC insured, 6.00% 2009	1,240	1,314
		3,471

OREGON — 0.10%
Salem-Keizer School Dist. No. 24J, Marion and Polk Counties, G.O. Bonds, Series 1999, 5.25% 2010 (preref. 2009)	1,000	1,040

PENNSYLVANIA — 1.32%
Housing Fin. Agcy., Single-family Mortgage Rev. Bonds (Homeownership Loan Program), Series 2006-C, AMT, Series 2002-A, 4.90% 2009	1,000	1,016
Harrisburg Auth., Dauphin County, Recovery Fac. Rev. Bonds, Series D, Subseries D-2, FSA insured, 5.00% 2033 (put 2013)	6,500	6,870
Higher Educational Facs. Auth. (Commonwealth of Pennsylvania), Health System Rev. Bonds (University of Pennsylvania),
Series 2005-A, AMBAC insured, 5.00% 2014	2,000	2,132
Housing Fin. Agcy., Single-family Mortgage Rev. Bonds, Series 2002-74, AMT, 4.25% 2012	910	905
Housing Fin. Agcy., Single-family Mortgage Rev. Bonds, Series 2006-93-A, AMT, 5.75% 2037	2,250	2,397
		13,320

PUERTO RICO — 1.45%
Children’s Trust Fund, Tobacco Settlement Asset-backed Bonds, Series 2000, 5.75% 2020 (preref. 2010)	2,735	2,858
Public Buildings Auth., Government Facs. Rev. Bonds, Series D, 5.25% 2036 (preref. 2012)	3,000	3,211
Public Fin. Corp., Commonwealth Appropriation Bonds, Series 2004-A, 5.75% 2027 (put 2012)	6,000	6,396
Public Fin. Corp., Commonwealth Appropriation Bonds, Series 2004-A, FGIC insured, 5.25% 2031 (put 2012)	1,000	1,062
Public Improvement G.O. Ref. Bonds, Series 2003-C, 5.00% 2018 (put 2008)	1,000	1,014
		14,541

RHODE ISLAND — 1.00%
Health and Educational Building Corp., Hospital Fncg. Rev. Bonds (Lifespan Obligated Group Issue), Series 2002, 5.75% 2009	1,340	1,399
Health and Educational Building Corp., Hospital Fncg. Rev. Bonds (Lifespan Obligated Group Issue), Series 2002, 5.75% 2010	1,020	1,076
Health and Educational Building Corp., Hospital Fncg. Rev. Ref. Bonds (Lifespan Obligated Group Issue),
Series 2006-A, FSA insured, 5.00% 2015	2,635	2,814
City of Providence, Special Obligation Tax Increment Ref. Bonds, Series E, RADIAN insured, 5.00% 2011	$ 2,000	$ 2,082
City of Providence, Special Obligation Tax Increment Ref. Bonds, Series E, RADIAN insured, 5.00% 2014	1,250	1,314
City of Providence, Special Obligation Tax Increment Ref. Bonds, Series E, RADIAN insured, 5.00% 2015	1,250	1,318
		10,003

SOUTH CAROLINA — 0.79%
Georgetown County, Pollution Control Rev. Ref. Bonds (International Paper Co. Projects), Series 1999-A, 5.125% 2012	5,500	5,648
Housing Fin. and Dev. Auth. Mortgage Rev. Bonds, Series 2000-A-2, AMT, FSA insured, 5.875% 2009	735	750
Tobacco Settlement Rev. Management Auth., Tobacco Settlement Asset-backed Bonds, Series 2001-B, 6.00% 2022	1,500	1,585
		7,983

SOUTH DAKOTA — 0.27%
Education Loans Incorporated, Student Loan Asset-backed Callable Notes, Series 1998-1, AMT, 4.95% 2010	1,500	1,539
Housing Dev. Auth., Multiple Purpose Bonds, Series 2002-A, FSA insured, 4.15% 2009	1,135	1,142
		2,681

TENNESSEE — 3.36%
Housing Dev. Agcy., Homeownership Program Bonds, Issue 2006-1, AMT, 5.75% 2036	1,500	1,601
Memphis-Shelby County Airport Auth., Special Facs. Rev. Ref. Bonds (Federal Express Corp.), Series 2001, 5.00% 2009	5,050	5,160
Memphis-Shelby County Airport Auth., Special Facs. Rev. Ref. Bonds (Federal Express Corp.), Series 2002, 5.05% 2012	2,440	2,546
Health, Educational and Housing Fac. Board of the County of Shelby, Rev. Bonds (Baptist Memorial Health Care), Series 2004-A, 5.00% 2020 (put 2008)	2,500	2,551
Health, Educational and Housing Facs. Board of the County of Sullivan, Hospital Rev. Bonds (Wellmont Health System Project), Series 2002, 5.50% 2006	1,475	1,477
Health, Educational and Housing Facs. Board of the County of Sullivan, Hospital Rev. Bonds (Wellmont Health System Project), Series 2002, 5.75% 2007	1,555	1,584
Health, Educational and Housing Facs. Board of the County of Sullivan, Hospital Rev. Ref. Bonds (Wellmont Health System Project), Series 2003, 5.00% 2007	1,000	1,006
Health, Educational and Housing Facs. Board of the County of Sullivan, Hospital Rev. Ref. Bonds (Wellmont Health System Project), Series 2003, RADIAN insured, 5.00% 2009	2,000	2,053
Tennessee Energy Acquisition Corp., Gas Project Rev. Bonds, Series 2006-A, 5.00% 2014	5,000	5,272
Tennessee Energy Acquisition Corp., Gas Project Rev. Bonds, Series 2006-A, 5.00% 2015	10,000	10,574
		33,824

TEXAS — 16.54%
Angelina and Neches River Auth., Pollution Control Rev. Ref. Bonds (Temple-Inland Forest Products Corp. Project), Series 1991, 5.65% 2012	1,000	1,022
City of Austin (Travis and Williamson Counties), Public Improvement Ref. Bonds, Series 2003, 5.00% 2012	1,000	1,058
Bell County Health Facs. Dev. Corp., Retirement Fac. Rev. Bonds (Buckner Retirement Services, Inc. Obligated Group Project), Series 1998, 5.00% 2007	1,470	1,484
Bexar County, Rev. Bonds (Tax-Exempt Venue Project), Series 2000, MBIA insured, 5.50% 2009	2,000	2,095
Brazos River Harbor Navigation Dist. of Brazoria County, Environmental Facs. Rev. Bonds (Dow Chemical Co. Project), Series 2002-A-4, AMT, 5.20% 2033 (put 2008)	2,000	2,034
Brazos River Auth., Pollution Control Rev. Ref. Bonds (TXU Electric Co. Project), Series 2001-C, AMT, 5.75% 2036 (put 2011)	4,550	4,798
Sabine River Auth., Pollution Control Rev. Ref. Bonds (TXU Electric Co. Project), Series 2001-A, 5.50% 2022 (put 2011)	2,000	2,115
Sabine River Auth., Pollution Control Rev. Ref. Bonds (TXU Electric Co. Project), Series 2001-B, AMT, 5.75% 2030 (put 2011)	4,675	4,946
Canadian River Municipal Water Auth., Contract Rev. Ref. Bonds (Conjunctive Use Groundwater Supply Project), Series 2005, AMBAC insured, 5.00% 2014	2,045	2,173
Central Texas Regional Mobility Auth., Rev. Bonds, Series 2005, FGIC insured, 0%/4.20% 2015[2]	1,700	1,202
College Student Loan Bonds, Series 2000, AMT, 5.50% 2010	1,000	1,055
Industrial Dev. Corp. of Port of Corpus Christi, Rev. Ref. Bonds (Valero Refining and Marketing Co. Project), Series 1997-D, AMT, 5.125% 2009	1,000	1,036
Cypress-Fairbanks Independent School Dist., Unlimited Tax Ref. and Schoolhouse Bonds, Series 2001, 5.25% 2011	2,000	2,116
City of Dallas (Dallas, Denton, Collin and Rockwall Counties), G.O. Bonds, Series 2005, 5.00% 2014	5,090	5,432
City of Dallas (Dallas, Denton, Collin and Rockwall Counties), G.O. Ref. and Improvement Bonds, Series 1998, 5.00% 2012	1,010	1,027
City of Dallas (Dallas, Denton, Collin and Rockwall Counties), G.O. Ref. and Improvement Bonds, Series 1998, 5.00% 2012 (preref. 2008)	990	1,009
City of Dallas (Dallas, Denton, Collin and Rockwall Counties), Waterworks and Sewer System Rev. Ref. Bonds, Series 1998, 5.00% 2011	1,800	1,862
City of Dallas (Dallas, Denton, Collin and Rockwall Counties), Waterworks and Sewer System Rev. Ref. Bonds, Series 2005, 5.00% 2015	3,000	3,171
Donna Independent School Dist. (Hidalgo County), Unlimited Tax Ref. Bonds, Series 2005, 5.00% 2014	1,000	1,065
City of Fort Worth (Tarrant and Denton Counties), General Purpose Ref. Bonds, Series 2002, 5.00% 2010	1,000	1,039
City of Fort Worth (Tarrant and Denton Counties), Water and Sewer System Rev. Ref. and Improvement Bonds, Series 2003, 5.00% 2011	1,000	1,047
Fort Worth Independent School Dist. (Tarrant County), School Building Unlimited Tax Bonds, Series 2001-A, 5.00% 2011	1,500	1,572
G.O. Bonds (Veterans’ Housing Assistance Program), Fund II Series 2001-A-1, AMT, 4.85% 2014	8,705	8,894
G.O. Bonds, Water Financial Assistance and Ref. Bonds, Series 2003-C, 5.00% 2011	2,205	2,322
Harris County Health Facs. Dev. Corp., Hospital Rev. Bonds (Memorial Hermann Healthcare System), Series 2004-A, 5.25% 2011	1,500	1,580
Harris County Health Facs. Dev. Corp., Hospital Rev. Bonds (Memorial Hermann Healthcare System), Series 2004-A, 5.25% 2012	1,750	1,852
Harris County Health Facs. Dev. Corp., Hospital Rev. Bonds (Memorial Hermann Healthcare System), Series 2004-A, 5.25% 2013	1,000	1,059
Harris County Health Facs. Dev. Corp., Hospital Rev. Bonds (Memorial Hospital System Project), Series 1997-A, MBIA insured, 6.00% 2009	3,215	3,390
Harris County Health Facs. Dev. Corp., Hospital Rev. Bonds (Memorial Hospital System Project), Series 1997-A, MBIA insured, 6.00% 2010	1,500	1,607
Harris County Health Facs. Dev. Corp., Rev. Bonds (St. Luke’s Episcopal Hospital), Series 2001-A, 5.50% 2010	1,705	1,797
Harris County Health Facs. Dev. Corp., Rev. Bonds (St. Luke’s Episcopal Hospital), Series 2001-A, 5.50% 2011	1,000	1,066
Harris County Health Facs. Dev. Corp., Rev. Bonds (St. Luke’s Episcopal Hospital), Series 2002, 5.00% 2009	700	720
Harris County Health Facs. Dev. Corp., Rev. Bonds (St. Luke’s Episcopal Hospital), Series 2002, 5.00% 2010	735	763
Harris County Health Facs. Dev. Corp., Rev. Bonds (St. Luke’s Episcopal Hospital), Series 2002, 5.00% 2011	770	805
Harris County Health Facs. Dev. Corp., Rev. Bonds (St. Luke’s Episcopal Hospital), Series 2002, 5.00% 2012	810	852
Harris County, G.O. and Rev. Ref. Bonds, Series 2002, 5.25% 2010	1,585	1,669
Harris County, Permanent Improvement and Ref. Bonds, Series 2002, 5.00% 2010	2,000	2,090
Harris County, Permanent Improvement and Ref. Bonds, Series 2003-B, 5.00% 2011	2,000	2,103
Harris County, Tax and Rev. Ref. Bonds, Series 2004-B, FSA insured, 5.00% 2032 (put 2012)	9,250	9,713
City of Houston, Airport System Rev. Bonds, Series 1998-B, AMT, FGIC insured, 5.25% 2012	915	942
City of Houston, Airport System Rev. Bonds, Series 2002-B, FSA insured, 5.25% 2011	2,000	2,118
Jefferson County, Health Facs. Dev. Corp., Baptist Hospitals of Southeast Texas, FHA insured Mortgage Rev. Bonds, Series 2001, AMBAC insured, 4.50% 2010	1,000	1,019
Katy Independent School Dist. (Fort Bend, Harris and Waller Counties), Unlimited Tax School Building Bonds, Series 2002-A, 5.25% 2011	1,000	1,059
Lower Colorado River Auth., Rev. Ref. Bonds, Series 2002, MBIA insured, 5.00% 2010	1,500	1,562
North Central Texas Health Facs. Dev. Corp., Hospital Rev. Bonds (Baylor Health Care System Project), Series 2002, 5.50% 2010	1,140	1,195
Tarrant County Health Facs. Dev. Corp., Hospital Rev. Bonds (Baylor Health Care System Project), Series 2002-A, 5.00% 2008	1,635	1,670
North Texas Tollway Auth., Rev. Ref. Bonds (Dallas North Tollway System), Series 2003-B, AMBAC insured, 5.00% 2038 (put 2008)	930	950
North Texas Tollway Auth., Rev. Ref. Bonds (Dallas North Tollway System), Series 2003-C, FSA insured, 5.00% 2018 (put 2008)	980	1,001
North Texas Tollway Auth., Rev. Ref. Bonds (Dallas North Tollway System), Series 2003-B, AMBAC insured, 5.00% 2038 (preref. 2008)	70	72
North Texas Tollway Auth., Rev. Ref. Bonds (Dallas North Tollway System), Series 2003-C, FSA insured, 5.00% 2018 (preref. 2008)	20	20
City of Plano (Collin and Denton Counties), G.O. Ref. and Improvement Bonds, Series 2003, 5.00% 2010	3,300	3,451
Port of Houston Auth. of Harris County, Unlimited Tax Forward Ref. Bonds, Series 2006-A, AMT, MBIA insured, 5.00% 2015	1,530	1,616
Sam Rayburn Municipal Power Agcy., Power Supply System Rev. Ref. Bonds, Series 2002-A, 5.50% 2010	4,740	4,937
Sam Rayburn Municipal Power Agcy., Power Supply System Rev. Ref. Bonds, Series 2002-B, RADIAN insured, 5.00% 2009	5,200	5,346
City of San Antonio, Airport System Rev. Improvement Bonds, Series 2002, AMT, FGIC insured, 5.50% 2010	1,000	1,054
City of San Antonio (Bexar County), General Improvement and Ref. Bonds, Series 1998, 5.00% 2009	990	1,007
City of San Antonio, General Improvement and Ref. Bonds, Series 2001, 5.00% 2010	1,000	1,038
City of San Antonio, General Improvement and Ref. Bonds, Series 2005, 5.25% 2015	7,000	7,595
City of San Antonio, General Improvement Forward Ref. Bonds, Series 2002, 5.00% 2011	2,950	3,101
City of San Antonio, Electric and Gas Systems Rev. Ref. Bonds, New Series 1997, 5.30% 2011 (preref. 2007)	835	850
City of San Antonio, Electric and Gas Systems Rev. Ref. Bonds (Forward Delivery), New Series 2003, 5.25% 2011	1,000	1,057
City of San Antonio, Electric and Gas Systems Rev. Ref. Bonds, New Series 1997, 5.30% 2011	1,555	1,582
City of San Antonio, Electric and Gas Systems Rev. Ref. Bonds, New Series 2002, 5.25% 2011	4,500	4,758
City of San Antonio, Electric and Gas Systems Rev. Ref. Bonds, New Series 2002, 5.375% 2015	5,480	5,995
City of San Antonio, Electric and Gas Systems Rev. Ref. Bonds, New Series 2003-A, 5.25% 2014	1,500	1,618
City of San Antonio, General Improvement Forward Ref. Bonds, Series 2002, 5.00% 2011 (escrowed to maturity)	50	53
City of San Antonio, General Improvement and Ref. Bonds, Series 1998, 5.00% 2009 (preref. 2008)	15	15
City of San Antonio, Hotel Occupancy Tax Rev. Ref. Bonds, Series 2004-B, AMBAC insured, 5.00% 2034 (put 2008)	4,000	4,089
Tarrant Regional Water Dist., A Water Control and Improvement Dist., Water Rev. Ref. and Improvement Bonds, Series 2002, FSA insured, 5.00% 2010	1,000	1,039
Board of Regents of the Texas State University System, Rev. Fncg. System Rev. Ref. Bonds, Series 2002, FSA insured, 5.00% 2010	400	416
Tomball Hospital Auth., Hospital Rev. Ref. Bonds, Series 2005, 5.00% 2015	1,355	1,371
Transportation Commission, G.O. Bonds, Series 2005-A, 5.00% 2013	4,250	4,516
Board of Regents of the Texas A&M University System, Rev. Fncg. System Bonds, 5.10% 2010 (preref. 2009)	1,000	1,035
Board of Regents of the University of Texas System, Rev. Fncg. System Bonds, Series 1996-B, 5.00% 2011 (preref. 2006)	1,000	1,021
Board of Regents of the University of Texas System, Rev. Ref. Fncg. System Bonds, Series 2002-B, 5.25% 2012	1,000	1,074
Waco Health Facs. Dev. Corp., Rev. Ref. Bonds (Hillcrest Health System), Series 2003, MBIA insured, 5.00% 2010	2,040	2,120
Waco Health Facs. Dev. Corp., Rev. Ref. Bonds (Hillcrest Health System), Series 2003, MBIA insured, 5.00% 2011	3,715	3,886
Weslaco Independent School Dist. (Hidalgo County), Unlimited Tax Ref. Bonds, Series 2005, 5.00% 2015	2,360	2,519
		166,407

UTAH — 0.34%
Housing Corp., Single-family Mortgage Bonds, Series 2002-C-2, Class III, AMT, 5.25% 2018	1,570	1,607
Housing Corp., Single-family Mortgage Bonds, Series 2002-D-2, Class III, AMT, 5.00% 2018	790	803
Housing Corp., Single-family Mortgage Bonds, Series 2002-E-2, Class III, AMT, 4.95% 2019	825	826
Housing Fin. Agcy., Single-family Mortgage Bonds (Federally Insured or Guaranteed Mortgage Loans), 1998 Issue D-2, AMT, FHA insured, 5.25% 2012	60	61
Housing Fin. Agcy., Single-family Mortgage Bonds (Federally Insured or Guaranteed Mortgage Loans), 1998 Issue E-1, AMT, FHA insured, 5.25% 2012	55	55
Housing Fin. Agcy., Single-family Mortgage Bonds (Federally Insured or Guaranteed Mortgage Loans), 1998 Issue F-2, AMT, FHA insured, 4.25% 2008	125	124
		3,476

VIRGIN ISLANDS — 0.49%
Public Fin. Auth., Rev. and Ref. Bonds (Matching Fund Loan Notes), Series 1998-A, 5.20% 2010	4,765	4,909

VIRGINIA — 1.71%
Capital Region Airport Commission, Rev. Ref. Bonds, Series 2004-A, FSA insured, 5.00% 2011	1,335	1,400
Industrial Dev. Auth. of the County of Charles City, Tax-Exempt Solid Waste Disposal Rev. Bonds (Waste Management, Inc.), Series 2002, AMT, 6.25% 2027 (put 2012)	2,000	2,180
Fairfax County Econ. Dev. Auth., Resource Recovery Rev. Ref. Bonds, Series A, AMT, AMBAC insured, 6.10% 2011	5,000	5,404
Housing Dev. Auth., Rental Housing Bonds, Series 2000-D, AMT, 5.50% 2008	1,070	1,084
Port Auth., Commonwealth Port Fund Rev. Bonds (2002 Resolution), Series 2002, AMT, 5.00% 2011	1,500	1,566
Port Auth., Commonwealth Port Fund Rev. Bonds (2002 Resolution), Series 2002, AMT, 5.00% 2012	1,000	1,049
Port Auth., Commonwealth Port Fund Rev. Bonds (2002 Resolution), Series 2006, AMT, FSA insured, 5.50% 2014	2,735	2,971
Tobacco Settlement Fncg. Corp., Tobacco Settlement Asset-backed Bonds, Series 2005, 5.25% 2019	1,500	1,535
		17,189

WASHINGTON — 4.85%
Clark County, Evergreen School Dist. No. 114, Unlimited Tax G.O. Bonds, Series 2002, FSA insured, 5.00% 2011	$1,000	$ 1,055
Conservation and Renewable Energy System, Conservation Project Rev. Bonds (Bonneville Power Administration), Series 2003, 5.00% 2010	1,240	1,295
Conservation and Renewable Energy System, Conservation Project Rev. Bonds (Bonneville Power Administration), Series 2003, 5.00% 2011	1,000	1,052
Energy Northwest, Columbia Generating Station Electric Rev. Ref. Bonds, Series 2003-A, 5.50% 2012	2,475	2,680
Public Power Supply System, Rev. Ref. Bonds (Nuclear Project No. 2), Series 1998-A, 5.00% 2012	4,000	4,154
Energy Northwest, Columbia Generating Station Electric Rev. Ref. Bonds, Series 2003-A, 5.50% 2012 (escrowed to maturity)	1,025	1,115
Energy Northwest, Columbia Generating Station Electric Rev. Ref. Bonds, Series 2004-A, 5.25% 2008 (escrowed to maturity)	130	134
Energy Northwest, Columbia Generating Station Electric Rev. Ref. Bonds, Series 2004-A, 5.25% 2008	1,870	1,921
Energy Northwest, Rev. Ref. Bonds (Wind Project), Series 2005, MBIA insured, 5.00% 2011	1,000	1,050
G.O. Bonds, Series 1999-S-1, 5.00% 2012	2,350	2,409
Various Purpose G.O. Bonds, Series 2000-B, 6.00% 2010	1,130	1,208
Various Purpose G.O. Ref. Bonds, Series R-2006-A, AMBAC insured, 5.00% 2015	5,000	5,362
Higher Education Facs. Auth., Rev. and Rev. Ref. Bonds (Gonzaga University Project), Series 1998, MBIA insured, 4.80% 2009	1,000	1,025
King County, Sewer Rev. Ref. Bonds, Series 1999-B, FSA insured, 5.25% 2011	1,895	2,004
King County, Various Purpose G.O. and Ref. Bonds, Series 1996-A, 5.00% 2009	550	550
King and Snohomish Counties, Unlimited Tax G.O. Ref. Bonds (Northshore School Dist. No. 417), FSA insured, 5.00% 2010	1,275	1,334
King and Snohomish Counties, Unlimited Tax G.O. Ref. Bonds (Northshore School Dist. No. 417), FSA insured, 5.00% 2011	1,900	2,002
Public Utility Dist. No. 1 of Lewis County, Rev. Ref. Bonds (Cowlitz Falls Hydroelectric Project), Series 2003, XLCA insured, 5.00% 2011	2,000	2,096
North Kitsap School Dist. No. 400, Kitsap County, Unlimited Tax G.O. Ref. Bonds, Series 2005, FSA insured, 5.00% 2013	1,000	1,065
City of Seattle, Municipal Light and Power Improvements and Rev. Ref. Bonds, Series 2001, FSA insured, 5.50% 2012	1,000	1,068
City of Seattle, Municipal Light and Power Rev. Bonds, Series 1997, 5.00% 2010	1,000	1,030
Port of Seattle, Rev. Bonds, Series 1999-B, AMT, FGIC insured, 5.50% 2009	1,500	1,565
Port of Seattle, Rev. Bonds, Series 2001-B, AMT, FGIC insured, 5.50% 2010	2,000	2,101
Port of Seattle, Special Fac. Rev. Bonds (SEATAC Fuel Facs. LLC), Series 2003, AMT, MBIA insured, 5.00% 2012	1,510	1,579
Public Utility Dist. No. 1 of Snohomish County, Generation System Rev. Ref. Bonds, Series 2002-B, FSA insured, 5.25% 2011	2,000	2,131
Snohomish County, Limited Tax G.O. Bonds, Series 2001, 5.00% 2010	3,000	3,140
City of Spokane, Regional Solid Waste Management System, Rev. Ref. Bonds, Series 2001, AMBAC insured, 5.25% 2011	1,650	1,742
Health Care Facs. Auth., Rev. Bonds (Kadlec Medical Center), Series A, 5.00% 2013	915	964
		48,831

WISCONSIN — 3.71%
Badger Tobacco Asset Securitization Corp., Tobacco Settlement Asset-backed Bonds, 5.50% 2010	750	773
Badger Tobacco Asset Securitization Corp., Tobacco Settlement Asset-backed Bonds, 5.75% 2012	3,000	3,160
Badger Tobacco Asset Securitization Corp., Tobacco Settlement Asset-backed Bonds, 6.125% 2027	1,000	1,063
City of Franklin, Regional Solid Waste Fin. Commission, Demand Solid Waste Disposal Rev. Bonds (Waste Management of Wisconsin, Inc. Project), Series 2003-A, AMT, 4.95% 2016	8,000	8,082
City of Franklin, Solid Waste Disposal Rev. Bonds (Waste Management of Wisconsin, Inc. Project),Series 2006-A, AMT, 4.95% 2016 (put 2016)	1,000	1,009
G.O. Ref. Bonds, Series 1998-1, 5.50% 2010	1,105	1,177
G.O. Bonds, Series 2003-C, 5.25% 2014	7,770	8,407
Health and Educational Facs. Auth., Rev. Bonds (Froedtert & Community Health Obligated Group), Series 2001, 5.65% 2009	1,935	2,016
Health and Educational Facs. Auth., Rev. Bonds (Hospital Sisters Services, Inc. Obligated Group), Series 1998-B, MBIA insured, 4.85% 2011	1,195	1,225
Health and Educational Facs. Auth., Rev. Bonds (Hospital Sisters Services, Inc. Obligated Group), Series 2003-D, FSA insured, 5.00% 2011	2,515	2,641
Health and Educational Facs. Auth., Rev. Bonds (The Monroe Clinic, Inc.), Series 1999, 4.60% 2008	1,010	1,018
Health and Educational Facs. Auth., Rev. Bonds (Wheaton Franciscan Services), Series 2003-A, 5.00% 2008	1,595	1,623
Health and Educational Facs. Auth., Rev. Bonds (Wheaton Franciscan Services), Series 2003-A, 5.00% 2012	2,065	2,153
Housing and Econ. Dev. Auth., Single-family Mortgage Housing Rev. Bonds, Series 2000-C, MBIA insured, 4.35% 2009	675	678
City of Milwaukee, G.O. Corporate Purpose Bonds, Series R, 5.50% 2010	2,200	2,339
		37,364

MULTI-STATE — 1.21%
MuniMae TE Bond Subsidiary, LLC, Series A-2, AMT, 4.90% cumulative preferred (undated)[1]	$2,000	$ 1,986
MuniMae TE Bond Subsidiary, LLC, Series A, AMT, 6.875% cumulative preferred (undated)[1]	2,000	2,120
MuniMae TE Bond Subsidiary, LLC, Series A-3, AMT, 4.95% cumulative preferred (undated)[1]	6,000	6,058
GMAC Municipal Mortgage Trust, Series A-1-2, AMT, 4.90% cumulative preferred 2039 (put 2014)[1]	2,000	2,019
		12,183

Total bonds & notes (cost: $981,992,000)		981,886

Short-term securities — 1.62%
Dev. Auth. of the Unified Government of Athens-Clarke County, Rev. Bonds (University of Georgia Athletic Assn. Project), Series 2003, 3.68% 2033[3,4]	90	90
State of Florida, Gulf Coast University Fncg. Corp., Capital Improvement Rev. Bonds, Series 2003, 3.70% 2033[3]	2,400	2,400
State of Nebraska, Hospital Auth. No. 1 of Lancaster County, Health Facs. Rev. Bonds (Immanuel Health Systems - Williamsburg Project), Series 2000-A, 3.67% 2030[3,4]	4,200	4,200
Ohio Water Dev. Auth., Pollution Control Rev. Ref. Bonds (FirstEnergy Generation Corp. Project), Series 2006-A, 3.68% 2019[3]	1,800	1,800
Delaware County Industrial Dev. Auth. (Pennsylvania), Pollution Control Rev. Ref. Bonds (PECO Energy Co. Project), Series 1999-A, 3.70% 2021[3,4]	700	700
Public Building Auth. of the City of Clarksville, Pooled Fncg. Rev. Bonds (Tennessee Municipal Bond Fund), Series 2003, 3.68% 2033[3,4]	1,480	1,480
Public Building Auth. of the City of Clarksville, Pooled Fncg. Rev. Bonds (Tennessee Municipal Bond Fund), Series 2005, 3.68% 2035[3]	1,500	1,500
Washington Industrial Dev. Corp. of the Port of Bellingham, Environmental Facs. Industrial Rev. Bonds (BP West Coast Products LLC Project), Series 2002, AMT, 3.72% 2033[3,4]	2,100	2,100
Sweetwater County, Wyoming, Pollution Control Rev. Ref. Bonds (PacifiCorp Project), Series 1990-A, 3.64% 2015[3,4]	2,000	2,000

Total short-term securities (cost: $16,270,000)		16,270

Total investment securities (cost: $998,262,000)		998,156
Other assets less liabilities		7,873

Net assets		$1,006,029

1Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $18,758,000, which represented 1.86% of the net assets of the fund.
2Step bond; coupon rate will increase at a later date.
3Coupon rate may change periodically; the date of the next scheduled coupon rate change is considered to be the maturity date.
4This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Key to abbreviations

Agcy. = Agency	Dist. = District	G.O. = General Obligation
AMT = Alternative Minimum Tax	Econ. = Economic	Preref. = Prerefunded
Auth. = Authority	Fac. = Facility	Redev. = Redevelopment
Certs. of Part. = Certificates of Participation	Facs. = Facilities	Ref. = Refunding
Dept. = Department	Fin. = Finance	Rev. = Revenue
Dev. = Development	Fncg. = Financing	TECP = Tax-Exempt Commercial Paper

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Limited Term Tax-Exempt Bond Fund of America:

We have audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the financial statements of Limited Term Tax-Exempt Bond Fund of America (the "Fund") as of July 31, 2006, and for the year then ended and have issued our unqualified report thereon dated September 8, 2006 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audit included an audit of the Fund’s investment portfolio (the “Portfolio”) as of July 31, 2006 appearing in Item 6 of this Form N-CSR. This Portfolio is the responsibility of the Fund's management. Our responsibility is to express an opinion on this portfolio based on our audit.

In our opinion, the Portfolio referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP
Los Angeles, California
September 8, 2006

ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a Nominating and Governance Committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating and Governance Committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Nominating and Governance Committee.

ITEM 11 - Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 - Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA

By /s/ Brenda S. Ellerin
Brenda S. Ellerin, President and PEO

Date: October 9, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Brenda S. Ellerin
Brenda S. Ellerin, President and PEO

Date: October 9, 2006

By /s/ Sharon G. Moseley
Sharon G. Moseley, Treasurer and PFO

Date: October 9, 2006